UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21761
Keeley Funds, Inc.
(Exact name of registrant as specified in charter)
401 S. LASALLE ST
SUITE 1201
CHICAGO, IL 60605
(Address of principal executive offices) (Zip code)
ALAN GOLDBERG
K&L Gates LLP
70 WEST MADISON STREET, SUITE 3100
CHICAGO, IL 60602
(Name and address of agent for service)
312-786-5000
Registrant’s telephone number, including area code
Date of fiscal year end: September 30, 2011
Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small Cap Dividend Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund
KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS
KEELEY FUNDS, INC

Dear Fellow Shareholder,

The past year in the equity markets proved to be extremely volatile, and the month of September 2011 marked the fifth consecutive month that domestic stock indices lost ground. This decline, which began in early May 2011, accelerated through the months of August and September as U.S. equity indexes posted some of the worst single day declines since the crisis of 2008. In the third quarter, the continuing cloud of European sovereign debt weighed on the markets. Adding to these concerns was the protracted debate by U.S. lawmakers in their attempt to negotiate a deal to raise the nation’s borrowing limit. Though an agreement finally was reached to avert an immediate crisis, the debate which ensued prior to the deal seemed to generate a meaningful decline in our political system, and the eventual deal failed to produce enough spending cuts or tax hikes to permanently reduce the national debt. All of this happened under the watchful eyes of the credit rating agencies, which have been particularly interested in the debt ceiling debate and had stated that the AAA rating of the United States was at risk if lawmakers did not implement meaningful measures to reduce the long-term deficit. Despite passage of the debt ceiling bill, S&P downgraded the U.S. credit rating in early August, which had an immediate impact on the markets, abruptly sending most indices lower. Despite the credit rating downgrade, volatility in equities caused a “flight to safety.” The U.S. dollar and the U.S. Treasury market therefore rallied sharply, sending the 10-year treasury yield to an all-time low of less than 2 percent.

In spite of the negative sentiment that has been evident throughout the year and especially the last quarter, recent economic indicators have been showing improvement. For example, in some of our recent railcar data, shipments of industrial products, iron ore, lumber and wood products all showed modest gains for the year-to-date. In addition, recent weekly container loadings are up 5.5 percent, which is on par with year-to-date growth of 5.7 percent. There also are several examples of improvement on the retail front, with U.S. same store sales rising 5.5 percent on a year-over-year basis and car sales in September moving up to an annual rate of 13.1 million, the best level since April 2011. Additionally, although unemployment remains stubbornly high at 9.1 percent, private sector job growth has been steadily improving. Although we believe that the markets will stabilize in the coming year as economic growth improves and if our political leaders work on a credible solution to our long-term debt concerns, we recognize that a number of concerns remain. The European debt crisis is expected to be a constant overhang, and we are concerned that the “Supercommittee” created by lawmakers as part of the borrowing limit deal to seek to put the U.S. on a path of fiscal responsibility will continue to face political challenges. Until these key issues are confronted and reasonable long-term solutions are adopted, we anticipate continued volatility in the equity markets.

With respect to our portfolios, many of our longer-standing clients are well aware of our key areas of focus, as well as the characteristics we value in our quest to find the best investment opportunities. Due to our emphasis on companies with long product cycles, our restructuring portfolios often have maintained a cyclical bias. Frankly, our dedication to these areas, especially the industrial sector, in recent years has been called into question when markets became volatile and our holdings in the sector detracted from our results. Remember, we do not employ a tactical approach, and our buy and hold investment philosophy allows us to absorb periods of volatility while our long-term thesis remains intact. With respect to many of our industrial holdings, we do not foresee some of the panic and doomsday scenarios that many experts have been forecasting in recent months. Additionally, managements have taken advantage of enhanced liquidity in the credit markets to refinance higher cost debt and/or extend maturity dates. This fact has created a landscape that we believe is vastly different than the 2008-2009 timeframe, when many companies were unprepared to handle the credit crisis. Despite the macroeconomic headwinds, a number of our companies remain optimistic, as they are communicating increasing backlogs, rising cash positions, solid order inquiry, and strong balance sheets. With margins holding steady and capital costs down significantly, we believe that only a slight improvement in sales volumes will lead to strong earnings results for many of our companies.

The long-term catalyst for our fundamental positioning in the industrial sector is our belief that we remain in an improving economic environment, and more importantly, we anticipate an increase in infrastructure spending on a global basis. Developing economies have a substantial amount of pent-up demand for infrastructure as they address the need to accelerate urbanization and increase their standards of living. Capital expenditures remain strong, especially in China, which supports a number of our investments related to transportation, transmission, and power generation. Additionally, we believe that many developed economies will be forced to consider investments as a means to stimulate job growth and upgrade their languishing infrastructure in the near future. Therefore, we believe that a number of our companies should benefit from developments in infrastructure. For example, companies such as A.O. Smith (AOS) are already experiencing substantial growth overseas. The water heater equipment manufacturer currently generates close to 22 percent of its revenue from China and India. Revenue from India of $20 million is up from a mere $8 million a year ago. The company also expects to look for acquisitions in developing areas such as Brazil and parts of Africa. Although we continue to recognize the short-term headwinds with respect to the global economy, we believe that many of our industrial companies are well-positioned for international growth and that any weakness in the short-term may offer excellent long-term buying opportunities.

Collectively, the majority of our restructuring portfolios have overweight positions in the energy, materials, and industrial sectors. We have presented a number of reasons regarding our bullish outlook in these areas with respect to valuations and the long-term demand for infrastructure spending. Potentially more significant than these factors is what we are observing in the various shale developments across the U.S. There is a transformational shift taking place in the energy sector, which we believe will have a significant impact on supply and demand for many years to come. The abundant natural gas reserves that are now accessible due to new technology will have a profound impact on a number of related industries. New sources of natural gas and oil will create demand for tank cars. Sand demand for “fracking” will create demand for sand transport. Finally, plentiful natural gas should benefit the

U.S. chemical industry. Specifically, to meet anticipated demand, rail car loadings out of the Bakken Shale are projected to increase over 8 times from 2011’s record car loadings. We expect many of our companies to benefit from this transformation and have structured the portfolios with broad diversification across a number of related industries within the energy, industrial, and materials sectors.

Additionally, increased Merger and Acquisition activity, especially in our space where many small, “bolt-on” type deals can be quickly accretive to earnings, has benefited the portfolios over the past year. Companies of all market capitalizations are flush with cash, and in a challenging environment to expand organically, many of these companies are looking to make strategic acquisitions in order to grow. Due to our emphasis on focused, often single industry companies, our portfolio companies historically have been highly prone to take-overs. Over the past year we had 6 premium priced acquisitions. Recently, one of our long-term holdings, Petrohawk Energy (HK), was taken over at a 55 percent premium and proved to be one of the largest contributors to several of the portfolios in 2011. We continue to be optimistic toward our existing holdings in the energy sector, and the Petrohawk deal vindicated our long-term thesis on the company and our remaining positions in the natural gas industry.

Another positive development in recent months has been the noticeable increase of share repurchases and more importantly, an impressive amount of insider buying. This was especially evident during periods of price deterioration that many of our companies experienced in the third quarter of 2011. Companies of all market capitalizations were buying more stock at any time since the depths of the recession in early 2009. Although insider buying is never a guarantee that an investment is attractive, we believe that no one understands a company better than those that are on the inside. We thus are encouraged when executives are willing to risk their own capital, especially when we similarly believe that valuations are attractive.

In our letter last year, we talked at length about number of opportunities emerging within our primary investment theme – corporate spin-offs. We continue to believe that with continued pressure on corporate board members to enhance shareholder value, a spin-off remains the most tax-efficient, and often the most strategic way of unlocking shareholder value. This year is proving to be the best year for spin-off activity since 2007, and the number of opportunities is expected to grow through the end of the year and into 2012. Although we are intrigued by a number of recent opportunities, we believe that the three-part breakup of ITT Corp., which will take place in the fourth quarter of 2011, looks very compelling. The original ITT was founded in 1920. From 1960 to 1977, with Harold Geneen at the helm, ITT acquired more than 350 companies – at one time securing deals at the rate of one acquisition per week. ITT’s portfolio of companies included well-known businesses such as Sheraton Hotels, Avis Rent-a-Car, Hartford Insurance and Continental Baking, the maker of Wonder Bread. Under Geneen’s management, ITT grew from a medium-sized business with $760 million in sales to a global conglomerate with $17 billion in sales. In 1995, ITT split into three separate independent companies: ITT Corporation, which was focused on the hotel and gaming businesses, ITT Hartford which became a stand-alone insurance operation, and ITT Industries, which started as a collection of manufacturing companies (which subsequently changed its name back to ITT Corporation). On January 12, 2011, ITT Corporation

announced its plans to separate into three independent publicly traded companies by the end of the year: ITT Corporation (ITT) – Industrial Products, Xylem Inc. (XYL) – Water Products and Services, and Exelis Inc. (XLS) – Defense and Infrastructure Solutions. While we have conducted research on all three components of the restructuring, we believe two of the three opportunities to be the most compelling and expect to establish positions soon after the spin-offs are completed.

Although we remain cautiously optimistic that the economy will continue to slowly recover, we understand that a number of hurdles remain. We talked last year about the lack of confidence that existed in equity markets in general, and this continues to be a factor in today’s environment. The severe day-to-day volatility is unsettling for even the most experienced investor, let alone a retail investor that may be dealing with anemic equity returns in their portfolios after experiencing the result of two major recessions in the past ten years. We also believe that a change in the political landscape (i.e. less regulations and controlled Federal Government spending) will result in job growth and increased consumer confidence. It is our view that this period is very reminiscent of the late 1970’s and the period after World War II – both subsequent time periods experienced improved stock market performance. Unfortunately, the uncertainty in Washington and the constant volatility in equity markets appears to have caused most investors to be positioned for the worst possible outcome. One of the few benefits of this mentality is that it potentially creates a plethora of excellent long-term opportunities. This type of dislocation in the marketplace, in our view, is in essence the foundation of active management, and we will seek to exploit these inefficiencies by finding the best opportunities for our portfolios. However, we believe that more clarity in Washington and stability in the equity markets would be a positive long-term development for everyone involved in our business, and most importantly, the shareholders of our funds.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing. Past performance is no guarantee of future results.

The opinions expressed in this letter are those of Mr. Keeley, and are current only through the end of the period of the report as stated on the cover. Mr. Keeley’s views are subject to change at any time, based on market and other conditions, and no forcasts can be guaranteed.

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MANAGER COMMENTARY
KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

For the quarter ending September 30, 2011, the KEELEY Small Cap Value Fund (KSCVX) declined 23.41 percent compared to a 21.87 percent decrease for the Russell 2000 Index and a 21.47 percent decline in the Russell 2000 Value Index. Over the fiscal year ended September 30, 2011, the Fund declined 4.16 percent compared to a 3.53 percent decrease for the Russell 2000 Index.

During the difficult third quarter of 2011 and over the trailing twelve months, the Small Cap Value Fund was impacted by its exposure to the more cyclical areas of the economy. Specifically, the Fund’s significant exposure to the industrial sector was the primary cause for the portfolio’s relative underperformance versus the Russell 2000 Index over those time periods. However, stock selection was strong overall, with positive contributors from a number of different sectors. Petrohawk Energy (HK) was the portfolio’s top contributor, driven by a premium priced takeover by Australia’s BHP Billiton in the second quarter of 2011. MarketAxess Holdings (MKTX) was the second largest contributor to performance, as the company posted strong earnings over the past year. An operator of a unique fixed-income trading platform, the company saw volumes increase and commissions rise over the past year. The company has continued to gain market share, and we believe that it will make further advances in the future.

Despite equity market concerns over macroeconomic weakness, overall, we have been pleased with the progress of a number of our positions and believe corporate earnings will remain strong. However, many of our cyclical holdings suffered during periods of economic stress during the past year, and overweight positions in the economically sensitive materials and industrials sectors detracted from our results when concerns arose over the strength of the economic recovery. Terex (TEX) was the only position in either sector that landed in the bottom detractors for the trailing twelve month period. The crane operator experienced a difficult second quarter of 2011, where it was impacted negatively by the global downturn in commercial construction. Additionally, close to one-third of its revenue in 2010 was generated in Developed Europe, which is facing a number of economic hurdles. Despite continued concerns on the economic landscape, we are encouraged by Terex’s recent acquisition of Demag, which could allow the company to gain market share in the global equipment market.

One area of continued optimism is opportunities within the Savings & Loan and Thrift conversion area. We continue to favor these smaller, well-capitalized conversions in the financial sector versus their larger regional rivals, which face heightened regulatory pressure and lasting concerns over legacy loan portfolios. Although we believe that banking valuations are becoming more compelling and the sector in general has been lagging for a number of years in stock market performance, we remain cautious about the regulatory environment which may be quite onerous in the foreseeable future. The implementation of the Dodd-Frank legislation may also be a heavy burden at a time when margins already are under increasing pressure, loan growth remains anemic, and uncertainty surrounding pre-existing credit grants persists. As a result, we believe that the increased regulatory pressures will foster industry consolidation. We further believe that many of our small banks and thrifts may seek to be acquired at substantial equity market premiums after being saddled with the costs and headaches of these new regulations.

The increase in stock market volatility over the past year, and especially over the past quarter, could provide additional opportunities for the Fund. The combination of expanding opportunities in corporate restructuring, with a particular emphasis on spin-offs, as well as stocks trading at more attractive valuations after the recent downturn, has provided our research team with more ideas since the depths of the recession in early 2009. Although we expect to hold the majority of our sector biases into the latter half of 2011 and into 2012, an increased number of new ideas could cause some slight shift in sector weights as we opportunistically add these new positions.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 9/30/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Value Fund - Class A and Russell 2000® Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2011

				Since Commencement
	1-Year	5-Years	10-Years	of Operations (1)
Keeley Small Cap Value Fund
Class A	(4.16)%	(2.21)%	8.02%	10.24%
Class A (includes max 4 1/2% front-end load)	(8.48)%	(3.11)%	7.52%	9.96%
Class I	(3.95)%	N/A	N/A	(7.31)%
Russell 2000® Index	(3.53)%	(1.02)%	6.12%	6.75	%(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund -Class A. The return for the Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I is -3.16%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY
KEELEY SMALL CAP DIVIDEND VALUE FUND (KSDVX - KSDIX)

The KEELEY Small Cap Dividend Value Fund (KSDVX) was launched on December 1st, 2009. For the quarter ending September 30, 2011, the portfolio fell 17.44 percent compared to a 21.47 percent decrease for the Russell 2000 Value Index. Over the fiscal year ending September 30, 2011, the Fund rose 2.38 percent compared to a 5.99 percent decrease for the Russell 2000 Value Index. We are pleased to report that the Fund’s relative performance exceeded our expectations in the fiscal year just completed and was 8.37 percent better than its benchmark, the Russell 2000 Value index. The Fund even outperformed the S&P 500’s 1.14 percent return despite the outperformance of large-cap stocks over small-cap stocks as investors became risk-averse in the third quarter of 2011. Overall, we believe that it was a very good year for the Fund from a relative performance perspective.

Looking at the Fund’s performance from a few different angles can be helpful to understanding the way we invest your money. Last year illustrates the defensive nature of the fund in a particularly powerful way because the market was so volatile. The fiscal year just completed started with considerable strength as the Russell 2000 Value index rose 15.36 percent in the fourth quarter of 2010 and an additional 6.60 percent in the first quarter of 2011. The Fund lagged in the October-December time period, but outperformed in the January-March timeframe. In the second half of the Fund’s fiscal year, the Russell 2000 Value index was down in both periods and the fund’s performance was strong on a relative basis. While it is unlikely that the Fund will always outperform in down periods, the defensive nature of the dividend-paying universe suggests that the Fund may be more defensively positioned and thus may preserve capital in difficult periods.

Another way to look at relative performance is to look at the factors that contributed to performance and those that detracted. We look at this from both a high-level perspective (sectors) and in a more detailed manner (stocks). In our view, the high-level perspective unfortunately does not offer much insight. During the fiscal year, our decisions about what sectors to overweight and underweight accounted for about 20 percent of the Fund’s outperformance relative to the benchmark. This is not a big part of the total and derives from our policy to structure the portfolio in a sector neutral manner. With notable exceptions in the information technology (underweight) and utilities (overweight) sectors, the Fund’s portfolio is weighted similarly to the Russell 2000 Value index. This is by design, as we believe that our skills lie in stock selection, not economic and trend analysis.

The underweight position in the technology sector and the overweight position in the utilities sector reflect our view that the companies in those sectors have a propensity to pay dividends. Because of this, it is probable that these over-/under-weights are structural, although we are optimistic that more technology companies will begin to “see the light” and increase their dividends. In addition, the performance of utility stocks has been more correlated to changes in interest rates than those of other sectors. With ten-year US Treasury bond yields hovering around 2 percent, it is our belief that rates are more likely to be higher a few years from now than lower. It should not surprise you to see the magnitude of our utility overweight diminish. That said, this stance helped the Fund’s relative performance last year as utilities was the only sector posting a positive return and the growth-oriented information technology sector was one of the worst performing sectors.

Stock selection factored more heavily into the outperformance of the Fund over the last year by contributing approximately 80 percent of the outperformance. One aspect of our results that we are particularly proud of is that the Fund’s stock selection was superior to its benchmark in eight of the nine sectors in which we invest. In addition, no sector accounted for more than 20 percent of the outperformance and the top ten stock contributors were in six different sectors. We believe that broad-based outperformance may suggest some repeatability of the Fund’s results, although in a short time period such as a year, you should not discount the possibility of good fortune.

A broad diversity of themes contributed to the Fund’s top performers. Some of the winners were solid, growing companies with undervalued stocks that simply continued to execute their strategy and were “discovered” (PriceSmart, B&G Foods, Aaron’s, Epoch Holding). Others were companies that benefitted from a significant structural change in their environment (CARBO Ceramics, Cantel Medical). Some of the top contributors benefitted from a cyclical rebound in their industry (Titan International, Lufkin Industries). Finally, two of the top ten contributors benefitted from significant internal restructuring activities (Dillards, Foot Locker). One theme common among the top contributors was that of increasing earnings leading to increasing dividends. We believe that all of the top ten contributors will report higher earnings in 2011 versus 2010, and eight of these ten issuers have increased their dividends during the year with the median increase equal to 15 percent.

On the other side of the ledger, we must attribute many of our problems to too much optimism. In some cases, our disappointment can probably be tied back to the slower than normal economic recovery. For example, a slower bounce-back in advertising is probably related to the economy and hurt the value of our holdings in Belo Corp. Likewise, it has possibly depressed birthrates and hurt same-store-sales at Destination Maternity. Our investment in Nordic-American Tanker has suffered from persistently low tanker lease rates due to a softer global demand for oil and strong growth in U.S. and Canadian oil production. Finally, the resultant decline in long-term interest rates has been challenging for the valuation of life insurance companies and has hurt our investment in Protective Life.

Finally, sometimes unexpected things happen to companies. Because the Fund invests in small companies, unforeseen events can have an outsized impact on the company’s operations, financial health, and stock price. For example, Summit Hotel Properties saw its stock price marked down after the impact of the loss of the franchise for eleven of its hotels turned out to be more disruptive than expected.

Going forward, the global macro picture is puzzling. Currently, Europe is trying to stem the contagion resulting from the meltdown in the fiscal health of Greece, Portugal, and Ireland. It seems to be spreading to Spain and Italy, and the European Central Bank appears reluctant to tackle the problem with overwhelming action. In the United States, the “Supercommittee” in Congress is working hard to come up with budget cuts and tax increases to close the ten year projected budget deficit by $1.2 trillion. Unfortunately, it is our view that the two sides seem very far apart on how to solve our fiscal problems, which suggests they may backslide on the automatic cuts that are slated to be imposed if they fail to reach an agreement. We believe it is more likely that progress will be made on the European crisis than the U.S. impasse, but that is not a strongly held conviction. In fact, this uncertainty in the economic environment gives us more comfort with our sector neutral positioning.

As we manage the portfolio we continue to look for opportunities that exhibit the “Three Rights” – the Right Company at the Right Time at the Right Price. In this environment, we are more predisposed to the Right Company than we normally might be. Namely, we believe that owning companies with better-than-average financial characteristics, such as returns and balance sheet flexibility, and better positions in their markets will serve shareholders well in times of uncertainty. The next most important factor for us right now whether it is the Right Time – is the future likely to be better than the recent past? We look for internal developments that can improve earnings power, such as new products and services or favorable sub-industry dynamics.

Thank you for your investment in the Fund. Managing money for others is a privilege and we are grateful that you have chosen to entrust us with a part of your financial security. We will continue to work hard to keep that trust.

Sincerely,

Thomas E. Browne, Jr.
Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 9/30/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2011

		Since Commencement
	1-Year	of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	2.38%	10.31%
Class A (includes max 4 1/2% front-end load)	(2.27)%	7.58%
Class I	2.69%	10.59%
Russell 2000® Value Index	(5.99)%	4.05%

(1)	Inception date is December 1, 2009.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forcasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY
KEELEY SMALL-MID CAP VALUE FUND (KSMVX - KSMIX)

For the quarter ending September 30, 2011, the KEELEY Small-Mid Cap Value Fund (KSMVX) declined 24.76 percent compared to a 21.10 percent decrease for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2011, the Fund declined 4.15 percent compared to a 4.70 percent decrease for the Russell 2500 Value Index.

The portfolio’s slight outperformance of its benchmark index was driven primarily by strong stock selection, specifically in the financials, health care, and consumer discretionary sectors. The Fund was supported by the takeover of Petrohawk Energy (HK), which was acquired by BHP Billiton in the second quarter of 2011 at a significant premium. The deal vindicated our research on the company and other companies with exposure to the natural gas industry, such as Deltic Timber (DEL). The company was the portfolio’s fourth largest contributor over the past year. Although its primary business is the harvesting of timber and lumber manufacturing, we believe a hidden asset within the company is the natural gas reserves in the Fayetteville Shale, which resides underneath its timber holdings.

Although the volatility in recent months appears to have been admittedly unsettling to investors, in our view this type of activity creates considerable dislocation, providing excellent opportunities to “test” the portfolio and potentially add to our best long-term ideas while exiting positions that are less than compelling. A good example of this occurred in the third quarter with CoreLogic, Inc. (CLGX). Spun-off from First American Financial Corp. in 2010, the data aggregator was a detractor from our results during the quarter and for the trailing twelve months, as the company’s close ties to the housing industry significantly caused the stock to negatively perform. Although we may revisit our investment at a later time if some of the uncertainty subsides, we decided to exit the position and reallocate the proceeds to what we believe to be better opportunities.

The majority of the portfolio’s negative absolute returns over the past year and negative relative returns during a difficult third quarter were generated from the fund’s overweight positions in the industrial and energy sectors. Although we reduced our exposure in both sectors over the past year, as of the end of the third quarter, the portfolio held 27.15 percent of assets in industrials and over 11 percent in the energy sector.

We remain cautiously optimistic with respect to the economy and have the portfolio positioned accordingly. We believe that opportunities in our universe of corporate restructuring continue to develop and we have participated in a number of new spin-offs in recent months. The Small-Mid Cap Value Fund has a distinct benefit in that its market capitalization mandate is flexible and can capitalize on both small- and mid-cap opportunities. Although historically the largest opportunity set has been in the small-cap space, we are noticing a number of larger companies proposing break-ups that will include multiple spin-offs, many of which could be in the mid-cap space. Consequently, we believe that the Fund will to be able to capitalize on its flexibility and potentially invest in any of these opportunities in the future.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 9/30/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2011

			Since Commencement
	1-Year	3-Years	of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	(4.15)%	(1.59)%	(3.73)%
Class A (includes max 4 1/2% front-end load)	(8.47)%	(3.08)%	(4.79)%
Class I	(3.79)%	(1.31)%	(3.46)%
Russell 2500® Value Index	(4.70)%	0.08%	(2.46)%

(1)	Inception date is August 15, 2007.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY
KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

For the quarter ending September 30, 2011, the KEELEY Mid Cap Value Fund (KMCVX) declined 21.02 percent compared to an 18.46 percent decrease for the Russell Mid Cap Value Index. Over the past fiscal year ending September 30, 2011, the Fund declined 2.85 percent compared to a 2.36 percent decrease for the Russell Mid Cap Value Index.

Although the portfolio experienced strong stock selection in 8 of ten sectors over the past year, the Fund was not able to overcome sector biases that worked against the portfolio for much of the year. The Fund was challenged by overweight positions in the energy, materials, and industrials sectors, and underweight positions in the defensive utility and consumer staples sectors.

The portfolio experienced two significant premium takeovers over the past year, landing both positions in the top five contributors of performance. Petrohawk Energy (HK) received a takeover bid from BHP Billiton that resulted in a premium of over 50 percent in the third quarter of 2011. The deal vindicated our long-term thesis on the company and supports our belief that our other holdings in the natural gas industry offer strong long-term value. The other deal during the year was ConAgra’s hostile bid for Ralcorp (RAH). We sold the stock soon after the announced takeover bid, which proved to be opportunistic as the stock fell after the deal eventually collapsed.

We have increased the weighting of financials in the portfolio in recent quarters. The Fund ended the third quarter with slightly more than 27 percent in financials, which is close to the market weight position of the Russell Mid Cap Value Index, which holds slightly more than 31 percent in this sector. We continue to be concerned with a number of legacy loan issues at the regional bank level and remain apprehensive with regard to the impact of the Dodd-Frank legislation, but we are finding more opportunities in mid-cap financial companies. Spin-off activity has been productive in recent years with companies such as Discover Financial Services, and valuations in general appear to be more attractive as the sector continues to lag the broader recovery. Although stock selection was a positive in financials, a number of companies faced difficulties over the past year as Lazard Ltd. (LAZ), PartnerRe Ltd. (PRE), and CoreLogic Inc. (CLGX) – all were detractors over the past year. Corelogic, which was spun-off from First American Financial Corp. in 2010, proved to be the largest detractor from our results during the past year as the company’s close ties to the housing industry significantly caused the stock’s negative performance. We decided to exit the position and reallocate the proceeds to different opportunities.

In the past, we have talked at length about the increased number of opportunities in one of our primary themes in restructuring – corporate spin-offs. Typically, the majority of these ideas are smaller in nature, as larger companies look to spin-off small, ill-fitting businesses. Most likely due to challenges larger companies are facing in the quest to grow organically, there has been a noticeable uptick of large companies breaking-up into multiple divisions. We believe this bodes well for the mid-cap space, and we believe that a larger amount of restructuring ideas will occur.

In our view, the announced break-up of ITT, Fortune Brands, TYCO and the possibility of Abbott Labs, Kraft, and Pfizer spinning-off divisions should substantially expand the opportunity set in the Fund.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 9/30/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2011

				Since Commencement
	1-Year	3-Years	5-Years	of Operations (1)
Keeley Mid Cap Value Fund
Class A	(2.85)%	(6.41)%	(4.23)%	(2.54)%
Class A (includes max 4 1/2% front-end load)	(7.18)%	(7.84)%	(5.11)%	(3.27)%
Class I	(2.72)%	(6.21)%	N/A	(12.45)%
Russell Midcap® Value Index	(2.36)%	1.98%	(0.84)%	1.41	% (2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return for the Russell Midcap® Value Index since the commencement date of the Keeley Mid Cap Value Fund - Class I is -2.87%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forcasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY
KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

For the quarter ending September 30, 2011, the KEELEY All Cap Value Fund (KACVX) declined 19.65 percent compared to a 16.63 percent decrease for the Russell 3000 Value Index. Over the fiscal year ending September 30, 2011, the Fund declined 1.64 percent compared to a 2.22 percent decrease for the Russell 3000 Value Index.

I am pleased to announce that on January 31, 2011, Ed Ciskowski was named an Assistant Portfolio Manager to the Fund. While Ed has supported the Fund as an analyst since he joined the firm in 2008, he now has a greater focus on idea generation and portfolio construction, with specific emphasis on adding larger-cap names to the portfolio. Although we specialize in small-cap and always will seek to identify the greatest amount of inefficiency in smaller stocks, a number of larger-cap companies are undergoing corporate restructuring as well. We believe we can add value in this space, and a small number of large-cap positions should reduce volatility in the underlying portfolio. For example, Pfizer (PFE) was added in the first quarter of 2011. On a pure valuation basis we believe Pfizer is attractive, but we see greater potential in a “sum-of-the-parts” equation. Soon after we added the position, the company began to discuss a possible restructuring of its business, adding $5 billion to their share repurchase program, an 18 percent reduction in R&D, and the sale of their Capsugel business to Kohlberg Kravis Roberts (KKR) for $2.38 billion in cash. Additionally, Pfizer has two businesses that in our view appear to be relatively non-core and undervalued (versus public peers) when compared to its well established pharmaceutical business. In our view with new management in place, a sale or spin-off of one or both of these units may be logical in the future.

Over the past year, the portfolio was able to slightly outperform the Russell 3000 Value Index due primarily to strong stock selection in the financial, health care, and consumer discretionary sectors. The portfolio’s underweight position in the poorly performing financial sector also contributed to the Fund’s outperformance. Specifically, Dillards (DDS) and Sally Beauty Holdings (SBH) led the consumer discretionary sector, and Perrigo (PRGO) was the portfolio’s strongest contributor from the health care sector and the Fund’s fourth largest contributor over the past year.

More recently, the Fund faced a difficult third quarter, when it underperformed the Russell 3000 Value Index with absolute return falling into negative territory for the trailing one year period. The majority of the Fund’s underperformance during the quarter was generated by its overweight position in the industrial sector, as well as an underweight position in the defensive utility sector. Although we have reduced our exposure to the industrial sector over the past year, we continue to view the sector favorably and ended the quarter with over 19 percent of assets in industrials compared to slightly over 9 percent for the Russell 3000 Value Index. We believe that our holdings in the industrial sector will outperform in a rising equity market.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 9/30/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2011

				Since Commencement
	1-Year	3-Years	5-Years	of Operations (1)
Keeley All Cap Value Fund
Class A	(1.64)%	(2.19)%	(0.65)%	(0.74)%
Class A (includes max 4 1/2% front-end load)	(6.06)%	(3.67)%	(1.56)%	(1.60)%
Class I	(1.53)%	(1.98)%	N/A	(8.15)%
Russell 3000® Value Index	(2.22)%	(1.62)%	(3.50)%	(1.46)	% (2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is -6.34%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY
KEELEY ALTERNATIVE VALUE FUND (KALVX - KALIX)

The KEELEY Alternative Value Fund (KALVX) was launched on April 1st, 2010. For the quarter ending September 30, 2011, the portfolio fell 12.52 percent compared to a 13.87 percent decrease for the S&P 500 Index. Over the fiscal year ending September 30, 2011, the Fund rose 1.57 percent compared to a 1.14 percent increase for the S&P 500 Index. The long section of the portfolio is designed to track the Keeley Small-Mid Cap Value Fund (KSMVX), while the hedging section of the portfolio (performed by Broadmark Asset Management) is designed to cushion the performance of the portfolio during market downturns. Over the past year, the long-side of the Fund benefited greatly from strong overweight positions in both energy and materials, and strong stock selection in the industrial sector was the key driver of the long-side of the portfolio’s contribution to returns over that time period. Broadmark’s ability to hedge the portfolio helped greatly in the difficult third quarter of 2011. The long-side of the portfolio faced a challenging environment, where an overweight position to the economically sensitive industrial sector had a negative impact on the underlying holdings of the long-side of the portfolio. Broadmark gradually increased its hedges during the quarter and successfully protected almost half of the portfolio’s downside, resulting in a decline of 12.52 percent compared to a 13.87 percent fall by the S&P 500 Index and a 21.10 percent decline by the Russell 2500 Value Index.

Going forward, Broadmark continues to keep a close eye on monetary policy and the trend in interest rates going forward. On the positive side, we believe that equity market valuations have become more attractive after the recent downturn and U.S. interest rates remain low, while corporate earnings continue to be strong. On the negative side, global financial stocks have traded poorly over fears of contagion spreading into Spain and Italy, where the impact on European and U.S. financial institutions could be quite destabilizing. Broadmark is focused heavily on these risks going forward, as well as the effect of measures put forth by the world’s central banks, including austerity measures abroad and the gradual removal of the Federal Reserve’s liquidity program here in the U.S. It is our belief that Broadmark’s ability to hedge the long-side of the portfolio should offer a degree of protection if the economic recovery slows or if the debt issues both here and abroad escalate.

Sincerely,

John L. Keeley, Jr.
President and CIO

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector
As a Percentage of Investments
As of 9/30/2011
(Unaudited) *

Index Comparison
Comparison of a Hypothetical $10,000 Investment
Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes
(Unaudited)

Average annual total returns ****
For the periods ended September 30, 2011

		Since Commencement
	1-Year	of Operations (1)
Keeley Alternative Value Fund
Class A	1.68%	(5.54)%
Class A (includes max 4 1/2% front-end load)	(2.89)%	(8.39)%
Class I	1.90%	(5.26)%
S&P 500® Index	1.14%	(0.69)%
Russell 2500® Value Index	(4.70)%	(3.77)%

(1)	Inception date is April 1, 2010.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.
***	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forcasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvested dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended September 30, 2011
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 to September 30, 2011 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	CLASS A
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$744.00	1.34%	$5.86
Small Cap Dividend Value Fund	1,000.00	820.20	1.39%	6.34
Small-Mid Cap Value Fund	1,000.00	736.20	1.40%	6.09
Mid Cap Value Fund	1,000.00	784.00	1.39%	6.22
All Cap Value Fund	1,000.00	796.20	1.39%	6.26
Alternative Value Fund	1,000.00	844.20	1.94%	8.97

	CLASS I
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$744.90	1.09%	$4.77
Small Cap Dividend Value Fund	1,000.00	821.40	1.14%	5.21
Small-Mid Cap Value Fund	1,000.00	737.40	1.15%	5.01
Mid Cap Value Fund	1,000.00	784.50	1.14%	5.10
All Cap Value Fund	1,000.00	796.50	1.14%	5.13
Alternative Value Fund	1,000.00	845.70	1.69%	7.82

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).
**	Includes interest and dividend expense.

KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended September 30, 2011
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$1,018.35	1.34%	$6.78
Small Cap Dividend Value Fund	1,000.00	1,018.10	1.39%	7.03
Small-Mid Cap Value Fund	1,000.00	1,018.05	1.40%	7.08
Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
All Cap Value Fund	1,000.00	1,018.05	1.39%	7.03
Alternative Value Fund	1,000.00	1,015.39	1.94%	9.80

	CLASS I
			Annual	Expenses
	Beginning	Ending	Expense	paid during
	account value	account value	Ratio **	the period *
Small Cap Value Fund	$1,000.00	$1,019.60	1.09%	$5.52
Small Cap Dividend Value Fund	1,000.00	1,019.30	1.14%	5.77
Small-Mid Cap Value Fund	1,000.00	1,019.30	1.15%	5.82
Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
All Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Alternative Value Fund	1,000.00	1,016.55	1.69%	8.54

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Small Cap Value, the Small Cap Dividend Value, the Small-Mid Cap Value, the Mid Cap Value, the All Cap Value, and the Alternative Value Funds (to reflect the one-half year period).
**	Includes interest and dividend expense.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value

	COMMON STOCKS – 99.17%
	Aerospace & Defense – 0.99%
557,000	Teledyne Technologies, Inc. (a)	$27,215,020

	Auto Components – 0.48%
1,268,271	Dana Holding Corp. (a)	13,316,846

	Capital Markets – 4.20%
1,162,652	Epoch Holding Corp.	15,777,188
447,000	Evercore Partners, Inc.	10,191,600
956,500	Federated Investors, Inc. (b)	16,767,445
368,000	Gamco Investors, Inc. (c)	14,495,520
333,000	Greenhill & Co, Inc. (b)	9,520,470
717,000	Legg Mason, Inc. (b)	18,434,070
2,270,999	MF Global Holdings Ltd. (a)(b)	9,379,226
2,732	Teton Advisors, Inc. (b)	44,941
851,000	Waddell & Reed Financial, Inc.	21,283,510

		115,893,970

	Chemicals – 3.54%
445,500	Ashland, Inc.	19,664,370
879,000	Chemtura Corp. (a)	8,816,370
896,000	Koppers Holdings, Inc.	22,946,560
765,500	W.R. Grace & Co. (a)	25,491,150
1,391,805	Zep, Inc. (c)	20,904,911

		97,823,361

	Commercial Banks – 0.90%
961,000	Wintrust Financial Corp. (b)	24,803,410

	Commercial Services & Supplies – 0.60%
306,704	Standard Parking Corp. (a)	4,796,850
504,576	The Brink’s Co.	11,761,667

		16,558,517

	Computers & Peripherals – 0.83%
1,360,000	NCR Corp. (a)	22,970,400

	Construction & Engineering – 4.11%
1,106,000	AECOM Technology Corp. (a)	19,543,020
807,000	Chicago Bridge & Iron Co. – ADR	23,104,410
894,800	Foster Wheeler AG (a)	15,918,492
1,005,000	Layne Christensen Co. (a)(c)	23,215,500
1,390,000	McDermott International, Inc. (a)	14,956,400
859,000	The Babcock & Wilcox Co. (a)	16,793,450

		113,531,272

	Construction Materials – 0.84%
730,500	Texas Industries, Inc. (b)	23,186,070

	Containers & Packaging – 0.55%
309,500	Rock-Tenn Co.	15,066,460

	Diversified Consumer Services – 0.02%
50,000	Regis Corporation	704,500

	Diversified Financial Services – 3.43%
685,000	CBOE Holdings, Inc.	16,761,950
1,071,500	MarketAxess Holdings, Inc.	27,880,430
1,340,000	PHH Corp. (a)	21,547,200
1,245,000	Walter Investment Management Corp.	28,547,850

		94,737,430

	Electric Utilities – 1.60%
359,500	Allete, Inc.	13,168,485
400,000	ITC Holdings Corp.	30,972,000

		44,140,485

	Electrical Equipment – 3.73%
439,705	A.O. Smith Corporation	14,083,751
535,500	Acuity Brands, Inc.	19,299,420
576,000	AZZ, Inc.	22,331,520
420,854	Franklin Electric, Inc.	15,268,583
706,000	General Cable Corp. (a)	16,485,100

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	Electrical Equipment – (continued)
339,000	Regal Beloit Corp.	$15,383,820

		102,852,194

	Electronic Equipment, Instruments & Components – 0.63%
433,000	Littelfuse, Inc.	17,410,930

	Energy Equipment & Services – 3.06%
559,000	Dresser-Rand Group, Inc. (a)	22,656,270
315,000	Dril-Quip, Inc. (a)	16,981,650
3,180,286	Hercules Offshore, Inc. (a)	9,286,435
351,500	Lufkin Industries, Inc. (b)	18,703,315
1,309,000	Natural Gas Services Group, Inc. (a)(c)	16,794,470

		84,422,140

	Food & Staples Retailing – 0.80%
3,317,159	Supervalu, Inc. (b)	22,092,279

	Food Products – 3.92%
479,000	Darling International, Inc. (a)	6,030,610
355,000	Diamond Foods, Inc. (b)	28,325,450
1,182,250	Flowers Foods, Inc.	23,006,585
637,888	Tootsie Roll Industries, Inc. (b)	15,385,859
573,500	TreeHouse Foods, Inc. (a)	35,465,240

		108,213,744

	Gas Utilities – 1.18%
995,000	Questar Corp.	17,621,450
300,000	South Jersey Industries, Inc.	14,925,000

		32,546,450

	Health Care Equipment & Supplies – 0.76%
696,000	Hill-Rom Holdings, Inc.	20,893,920

	Health Care Providers & Services – 2.20%
670,000	AmerisourceBergen Corp.	24,970,900
959,763	Hanger Orthopedic Group, Inc. (a)	18,129,923
612,500	Patterson Companies, Inc.	17,535,875

		60,636,698

	Home Furnishings – 0.03%
60,000	Fortune Brands Home & Security, Inc. (a)	744,000

	Hotels, Restaurants & Leisure – 5.38%
6,070,000	Denny’s Corp. (a)(c)	20,213,100
564,000	DineEquity, Inc. (a)(b)	21,708,360
1,005,000	Gaylord Entertainment Co. (a)(b)	19,436,700
2,012,117	Marcus Corp. (c)	20,020,564
1,605,000	Orient-Express Hotels Ltd. (a)(b)	11,090,550
114,500	Red Robin Gourmet Burgers, Inc. (a)(b)	2,758,305
736,000	Vail Resorts, Inc.	27,813,440
893,000	Wyndham Worldwide Corp.	25,459,430

		148,500,449

	Household Durables – 0.40%
69,171	Lennar Corp.	936,575
113,155	National Presto Industries, Inc. (b)	9,834,301
100,000	Pulte Group, Inc. (a)	395,000

		11,165,876

	Insurance – 4.50%
1,417,500	First American Financial Corp. (b)	18,144,000
714,000	Hanover Insurance Group, Inc.	25,347,000
1,042,000	HCC Insurance Holdings, Inc.	28,186,100
145,000	PartnerRe Ltd.	7,579,150
471,000	Reinsurance Group of America, Inc.	21,642,450
784,500	W.R. Berkley Corp.	23,291,805

		124,190,505

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	IT Services – 1.71%
1,217,500	Broadridge Financial Solutions, Inc.	$24,520,450
599,008	Wright Express Corp. (a)	22,786,264

		47,306,714

	Machinery – 16.51%
914,500	Ampco-Pittsburgh Corp. (c)	18,701,525
695,292	CIRCOR International, Inc.	20,420,726
1,553,291	Colfax Corp. (a)(b)	31,469,676
653,000	EnPro Industries, Inc. (a)	19,381,040
3,000,000	Federal Signal Corp. (b)	13,260,000
327,000	Gardner Denver, Inc.	20,780,850
1,036,000	John Bean Technologies Corp.	14,773,360
275,000	Joy Global, Inc.	17,154,500
783,500	Kaydon Corp.	22,470,780
927,000	L.B. Foster Co. (c)	20,607,210
778,000	RBC Bearings, Inc. (a)	26,444,220
762,000	Robbins & Myers, Inc.	26,449,020
1,054,000	Sun Hydraulics Corp.	21,480,520
770,000	Tennant Co.	27,234,900
911,000	Terex Corp. (a)	9,346,860
1,485,000	The Greenbrier Companies (a)(c)	17,300,250
1,481,000	Titan International, Inc. (b)	22,215,000
1,079,500	Trinity Industries, Inc.	23,112,095
229,078	Twin Disc, Inc.	6,109,510
303,000	Valmont Industries, Inc.	23,615,820
598,000	Wabtec Corp.	31,616,260
817,000	Watts Water Technologies, Inc. – Class A (b)	21,773,050

		455,717,172

	Media – 1.59%
212,000	AMC Networks Inc. (a)	6,773,400
366,000	Arbitron, Inc.	12,107,280
1,452,000	Belo Corp. (a)	7,100,280
782,000	Madison Square Garden, Inc. (a)	17,829,600

		43,810,560

	Metals & Mining – 4.23%
890,000	AMCOL International Corp.	21,351,100
488,000	Haynes International, Inc.	21,203,600
568,000	Kaiser Aluminum Corp. (b)	25,151,040
815,000	Materion Corp. (a)	18,484,200
669,500	Universal Stainless & Alloy Products, Inc. (a)(c)	17,018,690
225,000	Walter Energy, Inc. (b)	13,502,250

		116,710,880

	Multiline Retail – 0.56%
1,761,500	Saks, Inc. (a)(b)	15,413,125

	Multi-Utilities – 0.43%
441,500	Vectren Corp.	11,955,820

	Oil, Gas & Consumable Fuels – 7.23%
550,000	Berry Petroleum Co.	19,459,000
857,000	Carrizo Oil & Co, Inc. (a)	18,468,350
609,000	Cloud Peak Energy, Inc. (a)	10,322,550
560,000	Contango Oil & Gas Company (a)(b)	30,637,600
461,000	Continental Resources, Inc. (a)(b)	22,298,570
1,422,000	EXCO Resources, Inc.	15,243,840
703,500	Gulfport Energy Corp. (a)	17,010,630
1,940,000	Magnum Hunter Resources Corp. (a)(b)	6,421,400
684,500	Oasis Petroleum, Inc. (a)(b)	15,284,885
571,000	Range Resources Corp.	33,380,660
968,215	Resolute Energy Corp. (a)(b)	10,998,923

		199,526,408

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	Paper & Forest Products – 1.61%
519,000	Clearwater Paper Corp. (a)	$17,635,620
447,000	Deltic Timber Corp.	26,676,960
15,000	Neenah Paper, Inc.	212,700

		44,525,280

	Pharmaceuticals – 1.04%
296,000	Perrigo Co.	28,744,560

	Real Estate Management & Development – 0.92%
1,277,500	Forestar Group, Inc. (a)	13,937,525
271,112	Howard Hughes Corp. (a)	11,413,815

		25,351,340

	Road & Rail – 3.66%
322,500	Amerco (a)	20,140,125
1,290,000	Avis Budget Group, Inc. (a)	12,474,300
612,000	Genesee & Wyoming, Inc. (a)	28,470,240
517,000	Kansas City Southern (a)	25,829,320
207,000	Providence & Worcester Railroad Co.	2,604,060
877,000	RailAmerica, Inc. (a)	11,427,310

		100,945,355

	Software – 0.06%
135,000	Monotype Imaging Holdings, Inc. (a)	1,758,850

	Specialty Retail – 3.38%
954,000	Foot Locker, Inc.	19,165,860
726,500	Midas Group, Inc. (a)(c)	5,957,300
912,000	Penske Automotive Group, Inc.	14,592,000
625,000	PetSmart, Inc.	26,656,250
1,622,000	Sally Beauty Holdings, Inc. (a)	26,925,200

		93,296,610

	Textiles, Apparel & Luxury Goods – 1.56%
506,500	Hanesbrands, Inc. (a)	12,667,565
581,900	Iconix Brand Group, Inc. (a)	9,194,020
912,500	Maidenform Brands, Inc. (a)	21,361,625

		43,223,210

	Thrifts & Mortgage Finance – 4.97%
1,000,000	Brookline Bancorp, Inc.	7,710,000
748,000	Capitol Federal Financial	7,898,880
1,763,000	First Niagara Financial Group, Inc.	16,131,450
1,091,500	Home Federal Bancorp, Inc. (c)	8,535,530
556,500	Iberiabank Corp.	26,188,890
608,000	Northwest Bancshares, Inc.	7,241,280
1,220,000	Oritani Financial Corp.	15,689,200
1,372,500	Provident Financial Services, Inc. (b)	14,754,375
305,000	Rockville Financial, Inc.	2,891,400
338,000	Territorial Bancorp, Inc.	6,472,700
1,040,000	Viewpoint Financial Group	11,908,000
1,788,200	Westfield Financial, Inc. (c)	11,784,238

		137,205,943

	Trading Companies & Distributors – 0.86%
850,000	Kaman Corp.	23,672,500

	Transportation Infrastructure – 0.17%
215,000	Macquarie Infrastructure Company LLC	4,824,600

	Total Common Stocks (Cost $2,723,323,261)	$2,737,605,853

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Contracts		Value

	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
187,500	Magnum Hunter Resources Corp. Expiration: August 29, 2013, Exercise Price: $10.50 (a)(d)	$112,500

	Total Warrants (Cost $0)	$112,500

Shares

	SHORT TERM INVESTMENTS – 1.19%
	Money Market Funds – 1.19%
32,866,396	Fidelity Government Portfolio, 0.01%	$32,866,396

	Total Short Term Investments (Cost $32,866,396)	$32,866,396

Principal
Amount

	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – 3.18%
	Repurchase Agreements – 2.94%
$81,074,000	Credit Suisse First Boston Repurchase Agreement, (Dated 09/30/2011), 0.04%, due 10/03/2011, (Repurchased proceeds $81,074,270); [Collateralized by $82,698,969, in a U.S. Treasury with an interest rate of 8.00% and maturity date of 11/15/21 (Market Value $82,698,969)]	$81,074,000

Shares

	Money Market Funds – 0.24%
3,018,873	Goldman Sachs Financial Square Money Market Fund, 0.17%	$3,018,873
1,531,948	HSBC Investment Prime Money Market Fund, 0.07%	1,531,948
2,083,436	JPMorgan Prime Money Market Fund, 0.10%	2,083,436

		6,634,257

	Total Investments Purchased with Cash Collateral From Securities Lending (Cost $87,708,257)	$87,708,257

	Total Investments – 103.54%
	(Cost $2,843,897,914)	$2,858,293,006
	Liabilities in Excess of Other Assets – (3.54)%	(97,710,097)

	TOTAL NET ASSETS – 100.00%	$2,760,582,909

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	(b) All or portion of security is out on loan. See Note 2f in the Notes to the Financial Statements.

	(c) Affiliated issuer. See Note 9 in the Notes to the Financial Statements.

(d) As of September 30, 2011, the Adviser fair valued this security. The value of these securities was $112,500, which represented less than 0.01% of total net assets of the Fund. See Note 2a in the Notes to the Financial Statements.

 The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value

	COMMON STOCKS – 97.20%
	Auto Components – 1.33%
26,600	Superior Industries International Inc.	$410,970

	Capital Markets – 0.49%
6,300	Arlington Asset Investment Corp.	151,515

	Chemicals – 1.83%
26,500	KMG Chemicals, Inc.	326,480
12,800	RPM International, Inc.	239,360

		565,840

	Commercial Banks – 3.68%
33,500	BancorpSouth, Inc.	294,130
10,000	Columbia Banking System, Inc.	143,200
30,200	FirstMerit Corp.	343,072
38,100	Glacier Bancorp, Inc.	356,997

		1,137,399

	Commercial Services & Supplies – 0.90%
15,000	Deluxe Corp.	279,000

	Communications Equipment – 2.03%
9,800	Adtran, Inc.	259,308
28,400	Communications Systems, Inc.	369,200

		628,508

	Containers & Packaging – 1.40%
8,800	Bemis, Inc.	257,928
3,600	Rock-Tenn Co.	175,248

		433,176

	Diversified Financial Services – 1.61%
21,700	Walter Investment Management Corp.	497,581

	Electric Utilities – 5.99%
13,800	Allete, Inc.	505,494
12,600	Cleco Corp.	430,164
17,700	El Paso Electric Co.	567,993
13,200	Westar Energy, Inc.	348,744

		1,852,395

	Electrical Equipment – 2.20%
13,900	A.O. Smith Corporation	445,217
5,200	Regal Beloit Corp.	235,976

		681,193

	Electronic Equipment, Instruments & Components – 2.07%
5,300	MTS Systems Corp.	162,392
35,100	Richardson Electronics Ltd.	477,711

		640,103

	Energy Equipment & Services – 2.25%
11,600	Bristow Group, Inc.	492,188
3,800	Lufkin Industries, Inc.	202,198

		694,386

	Food & Staples Retailing – 1.81%
9,000	PriceSmart, Inc.	560,880

	Food Products – 1.37%
25,300	B & G Foods Inc.	422,004

	Gas Utilities – 1.53%
9,500	South Jersey Industries, Inc.	472,625

	Health Care Equipment & Supplies – 3.38%
20,400	Cantel Medical Corp.	430,848
10,800	Hill-Rom Holdings, Inc.	324,216
18,300	Meridian Bioscience, Inc.	288,042

		1,043,106

	Health Care Providers & Services – 1.74%
8,400	Owens & Minor, Inc.	239,232
16,100	U. S. Physical Therapy, Inc.	298,172

		537,404

	Hotels, Restaurants & Leisure – 2.29%
27,900	Einstein Noah Restaurant Group, Inc.	357,957
35,200	Marcus Corp.	350,240

		708,197

	Insurance – 6.61%
15,900	Arthur J. Gallagher & Co.	418,170
37,100	Eastern Insurance Holdings, Inc.	487,865
53,600	Meadowbrook Insurance Group, Inc.	477,576
29,300	Protective Life Corp.	457,959
4,400	Reinsurance Group of America, Inc.	202,180

		2,043,750

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	IT Services – 0.93%
17,000	Total System Services, Inc.	$287,810

	Machinery – 7.51%
12,500	Harsco Corp.	242,375
27,100	John Bean Technologies Corp.	386,446
5,900	Snap-On, Inc.	261,960
14,300	Tennant Co.	505,791
25,200	Titan International, Inc.	378,000
25,500	Trinity Industries, Inc.	545,955

		2,320,527

	Marine – 0.93%
20,400	Nordic American Tanker Shipping Ltd.	287,640

	Media – 3.34%
18,900	Arbitron, Inc.	625,212
83,100	Belo Corp. (a)	406,359

		1,031,571

	Multi-Utilities – 2.58%
17,500	Northwestern Corp.	558,950
5,000	OGE Energy Corp.	238,950

		797,900

	Oil, Gas & Consumable Fuels – 3.29%
10,000	Berry Petroleum Co.	353,800
20,300	World Fuel Services Corp.	662,795

		1,016,595

	Paper & Forest Products – 0.73%
16,000	Neenah Paper, Inc.	226,880

	Real Estate Investment Trusts (REITs) – 11.77%
14,100	American Campus Communities, Inc.	524,661
34,200	Dynex Capital, Inc.	275,652
5,500	Equity Lifestyle Properties, Inc.	344,850
19,800	Government Properties Income Trust	425,898
18,900	Healthcare Realty Trust, Inc.	318,465
15,400	Medical Properties Trust, Inc.	137,830
27,000	Sabra Health Care REIT, Inc.	257,580
12,400	Sovran Self Storage, Inc.	460,908
43,900	Stag Industrial, Inc.	447,780
62,700	Summit Hotel Properties, Inc.	442,662

		3,636,286

	Software – 1.12%
11,900	Jack Henry & Associates, Inc.	344,862

	Specialty Retail – 6.37%
28,350	Aaron’s, Inc.	715,837
20,100	Destination Maternity Corp.	258,687
25,900	Foot Locker, Inc.	520,331
25,900	Radioshack Corp.	300,958
12,400	Stage Stores, Inc.	171,988

		1,967,801

	Textiles, Apparel & Luxury Goods – 1.26%
36,600	R.G. Barry Corp.	387,960

	Thrifts & Mortgage Finance – 8.00%
33,600	Franklin Financial Corp (a)	370,944
7,700	Iberiabank Corp.	362,362
38,900	Northwest Bancshares, Inc.	463,299
40,400	Oritani Financial Corp.	519,544
22,800	Territorial Bancorp, Inc.	436,620
27,900	Viewpoint Financial Group	319,455

		2,472,224

	Trading Companies & Distributors – 2.25%
15,300	Kaman Corp.	426,105
13,200	Textainer Group Holdings Ltd.	267,696

		693,801

	Transportation Infrastructure – 1.25%
17,200	Macquarie Infrastructure Company LLC	385,968

	Water Utilities – 1.36%
19,500	Aqua America, Inc.	420,615

	Total Common Stocks (Cost $31,255,231)	$30,038,472

	EXCHANGE TRADED FUNDS – 0.89%
	Funds, Trusts & Other Financial Vehicles – 0.89%
4,800	iShares Russell 2000 Value Index Fund	$273,744

	Total Exchange Traded Funds (Cost $290,972)	$273,744

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	SHORT TERM INVESTMENTS – 1.66%
	Money Market Funds – 1.66%
513,639	Fidelity Government Portfolio, 0.01%	$513,639

	Total Short Term Investments (Cost $513,639)	$513,639

	Total Investments – 99.75%
	(Cost $32,059,842)	$30,825,855
	Other Assets in Excess of Liabilities – 0.25%	77,076

	TOTAL NET ASSETS – 100.00%	$30,902,931

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value

	COMMON STOCKS – 96.56%
	Auto Components – 0.94%
26,000	Visteon Corp. (a)	$1,118,000

	Capital Markets – 2.95%
81,000	Epoch Holding Corp.	1,099,170
73,000	Invesco Ltd.	1,132,230
85,000	Safeguard Scientifics, Inc. (a)	1,275,000

		3,506,400

	Chemicals – 5.39%
25,000	Ashland, Inc.	1,103,500
104,000	Chemtura Corp. (a)	1,043,120
78,000	Solutia, Inc. (a)	1,002,300
12,000	Tronox, Inc. (a)	936,000
34,000	W.R. Grace & Co. (a)	1,132,200
79,000	Zep, Inc.	1,186,580

		6,403,700

	Commercial Banks – 1.06%
215,000	Boston Private Financial Holdings, Inc.	1,264,200

	Commercial Services & Supplies – 2.19%
45,000	Iron Mountain, Inc.	1,422,900
50,500	The Brink’s Co.	1,177,155

		2,600,055

	Computers & Peripherals – 1.09%
77,000	NCR Corp. (a)	1,300,530

	Construction & Engineering – 2.82%
40,000	Chicago Bridge & Iron Co. – ADR	1,145,200
94,000	McDermott International, Inc. (a)	1,011,440
61,000	The Babcock & Wilcox Co. (a)	1,192,550

		3,349,190

	Consumer Finance – 1.06%
55,000	Discover Financial Services	1,261,700

	Diversified Financial Services – 3.25%
38,000	CIT Group, Inc. (a)	1,154,060
76,000	PHH Corp. (a)	1,222,080
65,000	Walter Investment Management Corp.	1,490,450

		3,866,590

	Electronic Equipment & Instruments – 1.19%
75,000	Generac Holdings, Inc. (a)	1,410,750

	Electric Utilities – 1.24%
19,000	ITC Holdings Corp.	1,471,170

	Electrical Equipment – 2.98%
36,000	A.O. Smith Corporation	1,153,080
33,000	Franklin Electric, Inc.	1,197,240
30,000	Thomas & Betts Corp. (a)	1,197,300

		3,547,620

	Energy Equipment & Services – 1.76%
21,500	Dril-Quip, Inc. (a)	1,159,065
320,000	Hercules Offshore, Inc. (a)	934,400

		2,093,465

	Food & Staples Retailing – 0.88%
176,000	Winn Dixie Stores, Inc. (a)	1,041,920

	Food Products – 0.96%
91,000	Darling International, Inc. (a)	1,145,690

	Gas Utilities – 2.07%
23,000	National Fuel Gas Co.	1,119,640
76,000	Questar Corp.	1,345,960

		2,465,600

	Health Care Equipment & Supplies – 3.95%
55,000	CareFusion Corp. (a)	1,317,250
27,000	Covidien Plc	1,190,700
43,000	Hill-Rom Holdings, Inc.	1,290,860
50,000	Wright Medical Group, Inc. (a)	894,000

		4,692,810

	Health Care Providers & Services – 4.24%
33,000	AmerisourceBergen Corp.	1,229,910
31,000	Cardinal Health, Inc.	1,298,280

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	Health Care Providers & Services – (continued)
73,000	Hanger Orthopedic Group, Inc. (a)	$1,378,970
61,000	U. S. Physical Therapy, Inc.	1,129,720

		5,036,880

	Hotels, Restaurants & Leisure – 6.78%
345,000	Denny’s Corp. (a)	1,148,850
31,500	DineEquity, Inc. (a)	1,212,435
58,500	Gaylord Entertainment Co. (a)	1,131,390
114,000	MGM Resorts International (a)	1,059,060
45,000	Red Robin Gourmet Burgers, Inc. (a)	1,084,050
31,000	Vail Resorts, Inc.	1,171,490
44,000	Wyndham Worldwide Corp.	1,254,440

		8,061,715

	Household Durables – 1.11%
46,500	Jarden Corp.	1,314,090

	Insurance – 2.16%
52,000	Arthur J. Gallagher & Co.	1,367,600
94,000	First American Financial Corp.	1,203,200

		2,570,800

	IT Services – 0.94%
29,500	Wright Express Corp. (a)	1,122,180

	Machinery – 13.61%
87,000	Briggs & Stratton Corp.	1,175,370
61,000	Colfax Corp. (a)	1,235,860
38,500	EnPro Industries, Inc. (a)	1,142,680
240,000	Federal Signal Corp.	1,060,800
85,000	John Bean Technologies Corp.	1,212,100
17,000	Joy Global, Inc.	1,060,460
44,500	L.B. Foster Co.	989,235
118,500	Manitowoc, Inc.	795,135
34,000	Tennant Co.	1,202,580
89,000	Terex Corp. (a)	913,140
88,000	The Greenbrier Companies (a)	1,025,200
65,000	Titan International, Inc.	975,000
49,000	Trinity Industries, Inc.	1,049,090
41,500	Twin Disc, Inc.	1,106,805
23,500	Wabtec Corp.	1,242,445

		16,185,900

	Media – 3.14%
42,000	AMC Networks Inc. (a)	1,341,900
223,000	Belo Corp. (a)	1,090,470
57,000	Madison Square Garden, Inc. (a)	1,299,600

		3,731,970

	Metals & Mining – 1.89%
27,000	Kaiser Aluminum Corp.	1,195,560
17,500	Walter Energy, Inc.	1,050,175

		2,245,735

	Multiline Retail – 1.24%
39,000	Dollar General Corp. (a)	1,472,640

	Multi-Utilities – 1.24%
47,000	Wisconsin Energy Corp.	1,470,630

	Oil, Gas & Consumable Fuels – 8.98%
15,000	Concho Resources Inc. (a)	1,067,100
31,000	Consol Energy, Inc.	1,051,830
23,000	Continental Resources, Inc. (a)	1,112,510
15,500	EOG Resources, Inc.	1,100,655
100,000	EXCO Resources, Inc.	1,072,000
245,000	Magnum Hunter Resources Corp. (a)	810,950
50,000	Oasis Petroleum, Inc. (a)	1,116,500
22,500	Range Resources Corp.	1,315,350
96,000	Resolute Energy Corp. (a)	1,090,560
170,000	Sandridge Energy, Inc. (a)	945,200

		10,682,655

	Paper & Forest Products – 1.36%
27,000	Deltic Timber Corp.	1,611,360

	Pharmaceuticals – 1.22%
15,000	Perrigo Co.	1,456,650

	Road & Rail – 4.05%
108,000	Avis Budget Group, Inc. (a)	1,044,360

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	Road & Rail – (continued)
26,000	Genesee & Wyoming, Inc. (a)	$1,209,520
25,200	Kansas City Southern (a)	1,258,992
100,000	RailAmerica, Inc. (a)	1,303,000

		4,815,872

	Specialty Retail – 5.41%
60,000	Aaron’s, Inc.	1,515,000
70,000	Foot Locker, Inc.	1,406,300
103,000	Harry Winston Diamond Corp. (a)	1,045,450
69,000	Penske Automotive Group, Inc.	1,104,000
32,000	PetSmart, Inc.	1,364,800

		6,435,550

	Thrifts & Mortgage Finance – 2.35%
112,000	Oritani Financial Corp.	1,440,320
71,000	Territorial Bancorp, Inc.	1,359,650

		2,799,970

	Transportation Infrastructure – 1.06%
56,000	Macquarie Infrastructure Company LLC	1,256,640

	Total Common Stocks (Cost $117,930,590)	$114,810,627

Contracts

	WARRANTS – 0.01%
22,500	Magnum Hunter Resources Corp. Expiration: 8/29/2013, Exercise Price: $10.50 (a)(b)	$13,500

	Total Warrants (Cost $0)	$13,500

Shares

	SHORT TERM INVESTMENTS – 3.34%
	Money Market Funds – 3.34%
3,975,576	Fidelity Government Portfolio, 0.01%	$3,975,576

	Total Short Term Investments (Cost $3,975,576)	$3,975,576

	Total Investments – 99.91%
	(Cost $121,906,166)	$118,799,703
	Other Assets in Excess of Liabilities – 0.09%	107,308

	TOTAL NET ASSETS – 100.00%	$118,907,011

	Percentages are stated as a percent of net assets.

	ADR American Depository Receipt

	(a) Non Income Producing.

(b) As of September 30, 2011, the Adviser fair valued this security. The value of these securities was $13,500, which represented 0.01% of total net assets of the Fund. See Note 2a in the Notes to the Financial Statements.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value

	COMMON STOCKS – 100.08%
	Auto Components – 1.54%
17,500	Visteon Corp. (a)	$752,500

	Capital Markets – 6.58%
17,400	Ameriprise Financial, Inc.	684,864
2,200	CME Group, Inc.	542,080
47,500	Invesco Ltd.	736,725
28,400	Lazard Ltd.	599,240
25,500	Legg Mason, Inc.	655,605

		3,218,514

	Chemicals – 5.19%
16,500	Ashland, Inc.	728,310
11,600	FMC Corp.	802,256
2,700	Tronox, Inc. (a)	210,600
24,000	W.R. Grace & Co. (a)	799,200

		2,540,366

	Commercial Banks – 1.53%
16,000	BOK Financial Corp.	750,240

	Commercial Services & Supplies – 2.45%
38,000	Iron Mountain, Inc.	1,201,560

	Construction & Engineering – 5.81%
27,500	KBR, Inc.	649,825
60,000	McDermott International, Inc. (a)	645,600
45,500	Quanta Services, Inc. (a)	854,945
35,500	The Babcock & Wilcox Co. (a)	694,025

		2,844,395

	Consumer Finance – 2.02%
43,000	Discover Financial Services	986,420

	Containers & Packaging – 1.44%
14,500	Rock-Tenn Co.	705,860

	Diversified Financial Services – 3.68%
33,200	CIT Group, Inc. (a)	1,008,284
35,000	Leucadia National Corp.	793,800

		1,802,084

	Electric Utilities – 2.06%
13,000	ITC Holdings Corp.	1,006,590

	Energy Equipment & Services – 3.32%
23,700	FMC Technologies, Inc. (a)	891,120
19,900	Unit Corp. (a)	734,708

		1,625,828

	Gas Utilities – 2.64%
12,000	National Fuel Gas Co.	584,160
40,000	Questar Corp.	708,400

		1,292,560

	Health Care Equipment & Supplies – 1.20%
19,100	DENTSPLY International, Inc.	586,179

	Health Care Providers & Services – 3.51%
30,000	AmerisourceBergen Corp.	1,118,100
9,700	Henry Schein, Inc. (a)	601,497

		1,719,597

	Hotels, Restaurants & Leisure – 3.84%
87,000	MGM Resorts International (a)	808,230
37,600	Wyndham Worldwide Corp.	1,071,976

		1,880,206

	Household Durables – 1.73%
29,900	Jarden Corp.	844,974

	Industrial Conglomerates – 2.00%
23,300	ITT Corp.	978,600

	Insurance – 9.28%
36,500	Arthur J. Gallagher & Co.	959,950
34,000	HCC Insurance Holdings, Inc.	919,700
15,700	PartnerRe Ltd.	820,639
17,500	Reinsurance Group of America, Inc.	804,125
35,000	W.R. Berkley Corp.	1,039,150

		4,543,564

	IT Services – 5.35%
47,000	Broadridge Financial Solutions, Inc.	946,580
38,000	Fidelity National Information Services, Inc.	924,160
14,000	Teradata Corp. (a)	749,420

		2,620,160

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	Machinery – 4.16%
25,800	Ingersoll-Rand Plc	$724,722
13,100	Joy Global, Inc.	817,178
13,000	WABCO Holdings, Inc. (a)	492,180

		2,034,080

	Media – 0.61%
7,300	McGraw-Hill Companies, Inc.	299,300

	Metals & Mining – 1.63%
13,300	Walter Energy, Inc.	798,133

	Multiline Retail – 2.56%
16,700	Dollar Tree, Inc. (a)	1,254,337

	Multi-Utilities – 4.67%
23,000	OGE Energy Corp.	1,099,170
38,000	Wisconsin Energy Corp.	1,189,020

		2,288,190

	Oil, Gas & Consumable Fuels – 4.61%
16,400	Consol Energy, Inc.	556,452
12,500	Continental Resources, Inc. (a)	604,625
48,000	EXCO Resources, Inc.	514,560
21,500	QEP Resources, Inc.	582,005

		2,257,642

	Pharmaceuticals – 2.68%
13,500	Perrigo Co.	1,310,985

	Real Estate Management & Development – 1.02%
11,800	Howard Hughes Corp. (a)	496,780

	Road & Rail – 2.92%
12,500	Canadian Pacific Railway Ltd.	601,125
16,600	Kansas City Southern (a)	829,336

		1,430,461

	Specialty Retail – 4.16%
14,000	Advance Auto Parts, Inc.	813,400
28,700	PetSmart, Inc.	1,224,055

		2,037,455

	Textiles, Apparel & Luxury Goods – 1.84%
36,000	Hanesbrands, Inc. (a)	900,360

	Thrifts & Mortgage Finance – 1.52%
81,500	First Niagara Financial Group, Inc.	745,725

	Water Utilities – 2.53%
41,000	American Water Works Co., Inc.	1,237,380

	Total Common Stocks (Cost $43,384,822)	$48,991,025

	SHORT TERM INVESTMENTS – 0.04%
	Money Market Funds – 0.04%
18,845	Fidelity Government Portfolio, 0.01%	$18,845

	Total Short Term Investments (Cost $18,845)	$18,845

	Total Investments – 100.12%
	(Cost $43,403,667)	$49,009,870
	Liabilities in Excess of Other Assets – (0.12)%	(59,916)

	TOTAL NET ASSETS – 100.00%	$48,949,954

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value

	COMMON STOCKS – 100.02%
	Auto Components – 1.20%
19,500	Visteon Corp. (a)	$838,500

	Capital Markets – 4.83%
112,000	Epoch Holding Corp.	1,519,840
60,000	Invesco Ltd.	930,600
36,000	Legg Mason, Inc.	925,560

		3,376,000

	Chemicals – 4.15%
20,500	Ashland, Inc.	904,870
15,000	FMC Corp.	1,037,400
64,000	Zep, Inc.	961,280

		2,903,550

	Commercial Banks – 3.71%
29,000	JPMorgan Chase & Co.	873,480
28,000	Northern Trust Corp.	979,440
29,000	Wintrust Financial Corp.	748,490

		2,601,410

	Commercial Services & Supplies – 1.56%
34,500	Iron Mountain, Inc.	1,090,890

	Computers & Peripherals – 1.69%
70,000	NCR Corp. (a)	1,182,300

	Construction & Engineering – 6.20%
33,500	Chicago Bridge & Iron Co. – ADR	959,105
32,000	Foster Wheeler AG (a)	569,280
74,000	McDermott International, Inc. (a)	796,240
57,000	Quanta Services, Inc. (a)	1,071,030
48,000	The Babcock & Wilcox Co. (a)	938,400

		4,334,055

	Diversified Financial Services – 3.36%
32,000	CIT Group, Inc. (a)	971,840
60,000	Walter Investment Management Corp.	1,375,800

		2,347,640

	Electrical Equipment – 1.23%
19,000	Regal Beloit Corp.	862,220

	Energy Equipment & Services – 1.66%
21,500	Dril-Quip, Inc. (a)	1,159,065

	Food Products – 5.05%
38,000	Kraft Foods, Inc.	1,276,040
19,000	Mead Johnson Nutrition Co.	1,307,770
58,000	Sara Lee Corp.	948,300

		3,532,110

	Gas Utilities – 2.71%
18,500	National Fuel Gas Co.	900,580
56,000	Questar Corp.	991,760

		1,892,340

	Health Care Equipment & Supplies – 4.69%
47,000	CareFusion Corp. (a)	1,125,650
25,500	Covidien Plc	1,124,550
31,000	Medtronic, Inc.	1,030,440

		3,280,640

	Health Care Providers & Services – 4.83%
30,000	AmerisourceBergen Corp.	1,118,100
28,000	Cardinal Health, Inc.	1,172,640
17,500	Henry Schein, Inc. (a)	1,085,175

		3,375,915

	Hotels, Restaurants & Leisure – 4.51%
25,500	DineEquity, Inc. (a)	981,495
96,000	MGM Resorts International (a)	891,840
45,000	Wyndham Worldwide Corp.	1,282,950

		3,156,285

	Industrial Conglomerates – 3.10%
23,500	ITT Corp.	987,000
29,000	Tyco International Ltd.	1,181,750

		2,168,750

	Insurance – 5.76%
15,000	Ace Ltd.	909,000
25,500	Aon Corp.	1,070,490
43,000	Arthur J. Gallagher & Co.	1,130,900
31,000	W.R. Berkley Corp.	920,390

		4,030,780

	IT Services – 3.29%
53,000	Broadridge Financial Solutions, Inc.	1,067,420
23,000	Teradata Corp. (a)	1,231,190

		2,298,610

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	Machinery – 4.85%
20,000	Dover Corp.	$932,000
25,000	Eaton Corp.	887,500
14,500	Joy Global, Inc.	904,510
30,000	L.B. Foster Co.	666,900

		3,390,910

	Media – 3.02%
50,000	Madison Square Garden, Inc. (a)	1,140,000
23,800	McGraw-Hill Companies, Inc.	975,800

		2,115,800

	Metals & Mining – 2.65%
25,000	Kaiser Aluminum Corp.	1,107,000
12,500	Walter Energy, Inc.	750,125

		1,857,125

	Multiline Retail – 1.93%
18,000	Dollar Tree, Inc. (a)	1,351,980

	Oil, Gas & Consumable Fuels – 11.53%
17,000	ConocoPhillips	1,076,440
24,500	Continental Resources, Inc. (a)	1,185,065
39,500	Encana Corp.	758,795
80,000	EXCO Resources, Inc.	857,600
40,000	Marathon Oil Corp.	863,200
29,000	QEP Resources, Inc.	785,030
21,000	Range Resources Corp.	1,227,660
54,000	Williams Companies, Inc.	1,314,360

		8,068,150

	Pharmaceuticals – 3.79%
15,500	Perrigo Co.	1,505,205
65,000	Pfizer, Inc.	1,149,200

		2,654,405

	Road & Rail – 3.78%
27,000	Genesee & Wyoming, Inc. (a)	1,256,040
17,000	Union Pacific Corp.	1,388,390

		2,644,430

	Specialty Retail – 3.56%
32,000	PetSmart, Inc.	1,364,800
68,000	Sally Beauty Holdings, Inc. (a)	1,128,800

		2,493,600

	Textiles, Apparel & Luxury Goods – 1.38%
38,500	Hanesbrands, Inc. (a)	962,885

	Total Common Stocks (Cost $61,705,734)	$69,970,345

	SHORT TERM INVESTMENTS – 0.44%
	Money Market Funds – 0.44%
308,432	Fidelity Government Portfolio, 0.01%	$308,432

	Total Short Term Investments (Cost $308,432)	$308,432

	Total Investments – 100.46%
	(Cost $62,014,166)	$70,278,777
	Liabilities in Excess of Other Assets – (0.46)%	(324,905)

	TOTAL NET ASSETS – 100.00%	$69,953,872

	Percentages are stated as a percent of net assets.

	ADR – American Depository Receipt

	(a) Non Income Producing.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2011

Shares		Value

	COMMON STOCKS – 85.52%
	Auto Components – 0.92%
4,500	Visteon Corp. (a)	$193,500

	Capital Markets – 3.09%
17,250	Epoch Holding Corp.	234,083
13,000	Invesco Ltd.	201,630
14,000	Safeguard Scientifics, Inc. (a)	210,000

		645,713

	Chemicals – 5.13%
4,500	Ashland, Inc.	198,630
17,000	Chemtura Corp. (a)	170,510
12,000	Solutia, Inc. (a)	154,200
1,800	Tronox, Inc. (a)	140,400
6,000	W.R. Grace & Co. (a)	199,800
14,000	Zep, Inc.	210,280

		1,073,820

	Commercial Banks – 0.90%
32,000	Boston Private Financial Holdings, Inc.	188,160

	Commercial Services & Supplies – 1.87%
6,500	Iron Mountain, Inc.	205,530
8,000	The Brink’s Co.	186,480

		392,010

	Computers & Peripherals – 0.89%
11,000	NCR Corp. (a)	185,790

	Construction & Engineering – 2.40%
6,500	Chicago Bridge & Iron Co. – ADR	186,095
13,100	McDermott International, Inc. (a)	140,956
9,000	The Babcock & Wilcox Co. (a)	175,950

		503,001

	Consumer Finance – 0.82%
7,500	Discover Financial Services	172,050

	Diversified Financial Services – 2.81%
6,200	CIT Group, Inc. (a)	188,294
12,000	PHH Corp. (a)	192,960
9,000	Walter Investment Management Corp.	206,370

		587,624

	Electronic Equipment & Instruments – 1.08%
12,000	Generac Holdings, Inc. (a)	225,720

	Electric Utilities – 0.89%
2,400	ITC Holdings Corp.	185,832

	Electrical Equipment – 2.99%
6,500	A.O. Smith Corporation	208,195
6,000	Franklin Electric, Inc.	217,680
5,000	Thomas & Betts Corp. (a)	199,550

		625,425

	Energy Equipment & Services – 1.72%
3,700	Dril-Quip, Inc. (a)	199,467
55,000	Hercules Offshore, Inc. (a)	160,600

		360,067

	Food Products – 0.95%
15,800	Darling International, Inc. (a)	198,922

	Gas Utilities – 1.86%
4,000	National Fuel Gas Co.	194,720
11,000	Questar Corp.	194,810

		389,530

	Health Care Equipment & Supplies – 2.85%
8,500	CareFusion Corp. (a)	203,575
4,500	Covidien Plc	198,450
6,500	Hill-Rom Holdings, Inc.	195,130

		597,155

	Health Care Providers & Services – 2.97%
5,500	AmerisourceBergen Corp.	204,985
5,000	Cardinal Health, Inc.	209,400
11,000	Hanger Orthopedic Group, Inc. (a)	207,790

		622,175

	Hotels, Restaurants & Leisure – 6.38%
55,000	Denny’s Corp. (a)	183,150
5,100	DineEquity, Inc. (a)	196,299
9,500	Gaylord Entertainment Co. (a)	183,730
18,000	MGM Resorts International (a)	167,220
8,500	Red Robin Gourmet Burgers, Inc. (a)	204,765
5,300	Vail Resorts, Inc.	200,287
7,000	Wyndham Worldwide Corp.	199,570

		1,335,021

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Shares		Value

	Household Durables – 0.95%
7,000	Jarden Corp.	$197,820

	Insurance – 1.92%
8,000	Arthur J. Gallagher & Co.	210,400
15,000	First American Financial Corp.	192,000

		402,400

	IT Services – 1.00%
5,500	Wright Express Corp. (a)	209,220

	Machinery – 12.76%
14,000	Briggs & Stratton Corp.	189,140
9,500	Colfax Corp. (a)	192,470
6,000	EnPro Industries, Inc. (a)	178,080
40,000	Federal Signal Corp.	176,800
14,000	John Bean Technologies Corp.	199,640
3,000	Joy Global, Inc.	187,140
7,500	LB Foster Co.	166,725
20,000	Manitowoc, Inc.	134,200
5,500	Tennant Co.	194,535
13,000	Terex Corp. (a)	133,380
15,000	The Greenbrier Companies (a)	174,750
11,000	Titan International, Inc.	165,000
9,000	Trinity Industries, Inc.	192,690
7,500	Twin Disc, Inc.	200,025
3,500	Wabtec Corp.	185,045

		2,669,620

	Media – 2.40%
3,500	AMC Networks Inc. (a)	111,825
38,000	Belo Corp. (a)	185,820
9,000	Madison Square Garden, Inc. (a)	205,200

		502,845

	Metals & Mining – 1.73%
4,100	Kaiser Aluminum Corp.	181,548
3,000	Walter Energy, Inc.	180,030

		361,578

	Multiline Retail – 0.99%
5,500	Dollar General Corp. (a)	207,680

	Multi-Utilities – 1.05%
7,000	Wisconsin Energy Corp.	219,030

	Oil, Gas & Consumable Fuels – 8.85%
2,800	Concho Resources Inc. (a)	199,192
5,700	Consol Energy, Inc.	193,401
4,000	Continental Resources, Inc. (a)	193,480
2,900	EOG Resources, Inc.	205,929
17,000	EXCO Resources, Inc.	182,240
43,000	Magnum Hunter Resources Corp. (a)	142,330
9,000	Oasis Petroleum, Inc. (a)	200,970
3,000	Range Resources Corp.	175,380
17,500	Resolute Energy Corp. (a)	198,800
29,000	Sandridge Energy, Inc. (a)	161,240

		1,852,962

	Paper & Forest Products – 1.00%
3,500	Deltic Timber Corp.	208,880

	Pharmaceuticals – 0.93%
2,000	Perrigo Co.	194,220

	Road & Rail – 3.78%
16,000	Avis Budget Group, Inc. (a)	154,720
4,500	Genesee & Wyoming, Inc. (a)	209,340
4,100	Kansas City Southern (a)	204,836
17,000	RailAmerica, Inc. (a)	221,510

		790,406

	Specialty Retail – 4.51%
8,000	Aaron’s, Inc.	202,000
9,000	Foot Locker, Inc.	180,810
17,500	Harry Winston Diamond Corp. (a)	177,625
12,000	Penske Automotive Group, Inc.	192,000
4,500	PetSmart, Inc.	191,925

		944,360

	Thrifts & Mortgage Finance – 2.11%
16,500	Oritani Financial Corp.	212,190
12,000	Territorial Bancorp, Inc.	229,800

		441,990

	Transportation Infrastructure – 1.02%
9,500	Macquarie Infrastructure Company LLC	213,180

	Total Common Stocks (Cost $19,519,463)	$17,897,706

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2011

Contracts		Value

	PURCHASED OPTIONS – 11.13%
	Put Options – 11.12%
285	CBOE Russell 2000 Index Expiration: December 2011, Exercise Price: $690.00 (a)	$2,331,300

	Total Purchased Options (Cost $1,399,185)	$2,331,300

	WARRANTS – 0.01%
	Oil, Gas & Consumable Fuels – 0.01%
4,000	Magnum Hunter Resources Corp. Expiration: August 29, 2013, Exercise Price: $10.50 (a)(b)	$2,400

	Total Warrants (Cost $0)	$2,400

Shares		Value

	SHORT TERM INVESTMENTS – 0.01%
	Money Market Funds – 0.01%
1,090	Fidelity Government Portfolio, 0.01%	$1,090

	Total Short Term Investments (Cost $1,090)	$1,090

	Total Investments – 96.67%
	(Cost $20,919,738)	$20,232,496
	Other Assets in Excess of Liabilities – 3.33%	697,408

	TOTAL NET ASSETS – 100.00%	$20,929,904

	Percentages are stated as a percent of net assets.
	(a) Non Income Producing.

(b) As of September 30, 2011, the Adviser fair valued this security. The value of these securities was $2,400, which represented 0.01% of total net assets of the Fund. See Note 2a in the Notes to the Financial Statements.

	The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).

SCHEDULE OF OPTIONS WRITTEN

Contracts		Value

	Call Options
285	CBOE Russell 2000 Index
	Expiration: December 2011, Exercise Price: $690.00	$892,050

	Total Written Options (Premiums received $1,804,419)	$892,050

SCHEDULE OF OPEN FUTURES CONTRACTS

					Cumulative
Number of Contracts Purchased/					Appreciation
(Sold)	Description	Settlement Month	Notional Amount	Value	(Depreciation)
42	Russell 2000 Index Mini Futures	December 2011	$2,799,865	$2,694,300	$(105,565)
(42)	S&P 500 Index Mini Futures	December 2011	2,354,825	2,364,600	$(9,775)

			$5,154,690	$5,058,900	$(115,340)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc. STATEMENT OF ASSETS AND LIABILITIES September 30, 2011	KEELEY Funds, Inc. STATEMENT OF ASSETS AND LIABILITIES (Continued) September 30, 2011

		Small Cap	Small-Mid
	Small Cap	Dividend	Cap Value	Mid Cap	All Cap	Alternative
	Value Fund	Value Fund	Fund	Value Fund	Value Fund	Value Fund

ASSETS:
Investments, at value (1)(4)
Unaffiliated issuers	$2,345,849,551	$30,825,855	$118,799,703	$49,009,870	$70,278,777	$20,232,496
Affiliated issuers	512,443,455	—	—	—	—	—
Cash	34,297	—	1,900	3,096	8,390	375
Receivable for investments sold	16,455,334	161,291	851,224	—	—	542,017
Receivable from broker	—	—	—	—	—	5,055
Deposit for brokers	—	—	—	—	—	2,548,472
Receivable for shares issued	3,728,417	146,719	816,301	100,341	2,946	—
Dividends and interest receivable	2,105,341	78,539	77,326	58,464	116,125	12,994
Prepaid expenses and other assets	67,439	9,792	24,973	15,679	15,262	14,232

Total Assets	2,880,683,834	31,222,196	120,571,427	49,187,450	70,421,500	23,355,641

LIABILITIES:
Options written, at value (2)	—	—	—	—	—	892,050
Variation margin on futures contracts	—	—	—	—	—	115,140
Payable for investments purchased	7,835,716	227,518	1,278,389	43,500	—	8,183
Payable for shares redeemed	20,879,038	20,254	225,774	101,397	356,047	4,132
Payable upon return of securities on loan	87,708,257	—	—	—	—	—
Payable on line of credit	—	—	—	—	—	1,342,000
Payable to Adviser	2,291,298	30,810	88,708	41,511	59,732	29,079
Payable to Directors	127,687	2,194	8,529	2,418	4,098	1,444
Accrued 12b-1 fees - Class A	373,493	2,741	9,326	8,151	8,031	1,724
Other accrued expenses	885,436	35,748	53,690	40,519	39,720	31,985

Total Liabilities	120,100,925	319,265	1,664,416	237,496	467,628	2,425,737

NET ASSETS	$2,760,582,909	$30,902,931	$118,907,011	$48,949,954	$69,953,872	$20,929,904

NET ASSETS CONSIST OF:
Capital stock	$3,920,109,028	$31,129,729	$129,216,269	$94,771,225	$100,315,576	$16,393,161
Accumulated undistributed net investment loss	(112,457)	(602)	(2,773)	(2,017)	(2,452)	(650)
Accumulated undistributed net realized gain/(loss) on investments	(1,173,811,799)	1,007,854	(7,199,780)	(51,425,499)	(38,623,852)	4,427,686
Net unrealized appreciation/(depreciation) on investments and non-interested Directors’ deferred compensation	14,398,137	(1,234,050)	(3,106,705)	5,606,245	8,264,600	109,707

NET ASSETS	$2,760,582,909	$30,902,931	$118,907,011	$48,949,954	$69,953,872	$20,929,904

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	100,992,091	1,242,770	5,425,652	4,387,438	4,573,610	982,100
NET ASSETS	$2,048,831,802	$14,113,734	$46,333,650	$37,427,304	$43,931,067	$8,923,704
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$20.29	$11.36	$8.54	$8.53	$9.61	$9.09

MAXIMUM OFFERING PRICE PER SHARE (3)	$21.24	$11.89	$8.94	$8.93	$10.06	$9.51

Class I Shares
Authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	34,822,049	1,477,266	8,423,254	1,340,874	2,690,014	1,314,404
NET ASSETS	$711,751,107	$16,789,197	$72,573,361	$11,522,650	$26,022,805	$12,006,200
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$20.44	$11.37	$8.62	$8.59	$9.67	$9.13

(1) Cost of Investments
Unaffiliated issuers	$2,230,327,371	$32,059,842	$121,906,166	$43,403,667	$62,014,166	$20,919,738
Affiliated issuers	613,570,543	—	—	—	—	—

(2) Cost of Written Options	—	—	—	—	—	$(1,804,419)

(3)	Includes a sales load of 4.50% (see Note 7).
(4)	See Note 2f of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. STATEMENT OF OPERATIONS For the Year Ended September 30, 2011	KEELEY Funds, Inc. STATEMENT OF OPERATIONS (Continued) For the Year Ended September 30, 2011

		Small Cap	Small-Mid
	Small Cap	Dividend	Cap Value	Mid Cap	All Cap	Alternative
	Value Fund	Value Fund	Fund	Value Fund	Value Fund	Value Fund

INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$32,889,029	$774,441	$1,190,278	$748,267	$1,066,928	$257,028
Affiliated issuers	8,656,658	—	—	—	—	—
Less: Foreign withholding tax	(21,716)	—	(536)	(551)	(5,029)	(125)
Interest income	1,550	106	70	9	18	17
Securities lending income, net	175,041	—	—	—	—	—

Total investment income	41,700,562	774,547	1,189,812	747,725	1,061,917	256,920

EXPENSES:
Investment advisory fees	35,419,600	289,311	1,230,371	630,532	839,243	453,666
12b-1 fees - Class A	7,844,840	29,020	149,521	122,379	140,915	21,622
Shareholder servicing fees	1,912,200	14,466	61,519	31,527	41,962	14,177
Transfer agent fees and expenses	2,023,076	11,602	62,227	31,036	38,573	11,532
Federal and state registration fees	90,353	40,650	29,397	33,057	29,206	48,331
Audit expense	53,834	21,083	24,381	24,244	24,243	16,514
Fund accounting and administration fees	751,036	10,823	31,042	15,762	20,996	12,283
Directors’ fees	476,442	4,353	15,121	7,519	10,215	3,847
Custody fees	207,792	5,345	13,408	4,438	5,706	6,469
Reports to shareholders	386,650	1,648	11,495	4,830	6,331	415
Dividend expense	—	—	—	—	—	60,380
Other	855,099	8,893	21,527	13,545	13,915	24,483

Total expenses before reimbursement	50,020,922	437,194	1,650,009	918,869	1,171,305	673,719
Reimbursement of expenses by Adviser	—	(77,712)	(91,692)	(72,532)	(71,233)	(106,995)

NET EXPENSES	50,020,922	359,482	1,558,317	846,337	1,100,072	566,724

NET INVESTMENT INCOME/(LOSS)	(8,320,360)	415,065	(368,505)	(98,612)	(38,155)	(309,804)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of
Unaffiliated issuers	325,599,293	1,070,082	104,011	6,998,472	3,957,118	15,320
Affiliated issuers	(43,116,117)	—	—	—	—	—
Securities sold short	—	—	—	—	—	(586,365)
Written options	—	—	—	—	—	564,556
Futures contracts	—	—	—	—	—	(391,445)
Change in net unrealized appreciation on investments and non-interested Directors’ deferred compensation	(246,748,434)	(2,803,731)	(15,196,284)	(6,506,849)	(4,805,985)	499,575

Net gain/(loss) on Investments	35,734,742	(1,733,649)	(15,092,273)	491,623	(848,867)	101,641

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,414,382	$(1,318,584)	$(15,460,778)	$393,011	$(887,022)	$(208,163)

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS	KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Cap Value Fund		Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
				From
				December 1, 2009
				(Commencement
	Year Ended	Year Ended	Year Ended	Date) to	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010	2011	2010

OPERATIONS:
Net investment income/(loss)	$(8,320,360)	$(7,680,483)	$415,065	$187,666	$(368,505)	$(70,361)
Net realized gain/(loss) on investments	282,483,176	(174,172,930)	1,070,082	357,489	104,011	(636,988)
Change in net unrealized appreciation on investments	(246,748,434)	625,545,795	(2,803,731)	1,569,681	(15,196,284)	4,525,575

Net increase/(decrease) in net assets resulting from operations	27,414,382	443,692,382	(1,318,584)	2,114,836	(15,460,778)	3,818,226

DISTRIBUTIONS:
Net investment income - Class A	—	(7,894,299)	(171,570)	(22,525)	—	—
Net investment income - Class I	—	(1,755,042)	(279,064)	(150,319)	—	(25,679)
Net realized gains - Class A	—	—	(211,858)	—	—	—
Net realized gains - Class I	—	—	(442,653)	—	—	—

Total Distributions	—	(9,649,341)	(1,105,145)	(172,844)	—	(25,679)

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	490,044,015	656,627,598	15,976,940	4,701,966	19,364,154	39,464,487
Proceeds from distributions reinvested	—	7,335,524	337,809	20,626	—	—
Cost of shares redeemed	(1,858,077,593)	(2,078,087,980)	(4,463,501)	(1,010,499)	(22,750,207)	(14,681,818)

Net increase/(decrease) from capital stock transactions	(1,368,033,578)	(1,414,124,858)	11,851,248	3,712,093	(3,386,053)	24,782,669

Class I Shares
Proceeds from shares issued	554,259,994	321,910,625	3,259,956	11,841,757	71,586,970	18,377,398
Proceeds from distributions reinvested	—	914,094	720,288	150,286	—	24,129
Cost of shares redeemed	(298,963,722)	(234,198,128)	(150,960)	—	(18,014,564)	(6,175,683)

Net increase/(decrease) from capital stock transactions	255,296,272	88,626,591	3,829,284	11,992,043	53,572,406	12,225,844

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(1,085,322,924)	(891,455,226)	13,256,803	17,646,128	34,725,575	40,801,060

NET ASSETS:
Beginning of period	3,845,905,833	4,737,361,059	17,646,128	—	84,181,436	43,380,376

End of period	$2,760,582,909	$3,845,905,833	$30,902,931	$17,646,128	$118,907,011	$84,181,436

Accumulated undistributed net investment income/(loss)	$(112,457)	—	$(602)	$18,406	$(2,773)	—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	19,741,371	32,583,800	1,232,863	433,341	1,838,541	4,545,557
Issued to shareholder in reinvestment of dividends	—	364,048	26,584	1,866	—	—
Shares redeemed	(75,617,580)	(103,661,355)	(355,378)	(96,506)	(2,236,804)	(1,729,563)

Net increase/(decrease) from capital stock transactions	(55,876,209)	(70,713,507)	904,069	338,701	(398,263)	2,815,994

Class I Shares
Shares sold	22,411,590	15,775,685	245,840	1,172,479	6,524,563	2,112,905
Issued to shareholder in reinvestment of dividends	—	45,230	56,463	13,708	—	2,760
Shares redeemed	(12,239,999)	(11,303,301)	(11,224)	—	(1,705,952)	(743,383)

Net increase/(decrease) from capital stock transactions	10,171,591	4,517,614	291,079	1,186,187	4,818,611	1,372,282

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS (Continued)	KEELEY Funds, Inc. STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund		All Cap Value Fund		Alternative Value Fund
						From
						April 1, 2010
						(Commencement
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Date) to
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010	2011	2010

OPERATIONS:
Net investment income/(loss)	$(98,612)	$(194,701)	$(38,155)	$(106,752)	$(309,804)	$(109,027)
Net realized gain/(loss) on investments	6,998,472	8,120,216	3,957,118	(3,615,711)	(397,934)	(2,584,864)
Change in net unrealized appreciation on investments	(6,506,849)	(2,563,409)	(4,805,985)	10,153,822	499,575	(389,867)

Net increase/(decrease) in net assets resulting from operations	393,011	5,362,106	(887,022)	6,431,359	(208,163)	(3,083,758)

DISTRIBUTIONS:
Net investment income - Class A	—	(74,545)	—	(659)	—	—
Net investment income - Class I	—	(55,387)	—	(45,752)	—	—
Net realized gains - Class A	—	—	—	—	(49,030)	—
Net realized gains - Class I	—	—	—	—	(196,923)	—

Total Distributions	—	(129,932)	—	(46,411)	(245,953)	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	3,952,405	3,881,500	9,083,736	5,055,752	14,921,079	2,340,008
Proceeds from distributions reinvested	—	68,856	—	635	48,844	—
Cost of shares redeemed	(14,732,476)	(22,824,375)	(17,921,368)	(19,879,652)	(7,128,903)	(62,807)

Net increase/(decrease) from capital stock transactions	(10,780,071)	(18,874,019)	(8,837,632)	(14,823,265)	7,841,020	2,277,201

Class I Shares
Proceeds from shares issued	1,310,462	879,444	8,149,370	1,790,217	1,941,485	30,642,436
Proceeds from distributions reinvested	—	40,140	—	45,738	196,922	—
Cost of shares redeemed	(4,491,676)	(1,171,286)	(2,207,740)	(1,584,133)	(15,386,536)	(3,044,750)

Net increase/(decrease) from capital stock transactions	(3,181,214)	(251,702)	5,941,630	251,822	(13,248,129)	27,597,686

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(13,568,274)	(13,893,547)	(3,783,024)	(8,186,495)	(5,861,225)	26,791,129

NET ASSETS:
Beginning of period	62,518,228	76,411,775	73,736,896	81,923,391	26,791,129	—

End of period	$48,949,954	$62,518,228	$69,953,872	$73,736,896	$20,929,904	$26,791,129

Accumulated undistributed net investment income/(loss)	$(2,017)	$(93)	$(2,452)	—	$(650)	—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	406,919	461,611	808,307	533,645	1,405,055	258,827
Issued to shareholder in reinvestment of dividends	—	8,246	—	66	4,789	—
Shares redeemed	(1,468,850)	(2,728,663)	(1,575,904)	(2,137,610)	(679,149)	(7,422)

Net increase/(decrease) from capital stock transactions	(1,061,931)	(2,258,806)	(767,597)	(1,603,899)	730,695	251,405

Class I Shares
Shares sold	123,521	104,137	681,325	190,802	188,064	3,058,177
Issued to shareholder in reinvestment of dividends	—	4,790	—	4,759	19,249	—
Shares redeemed	(442,174)	(140,381)	(184,868)	(167,235)	(1,601,482)	(349,604)

Net increase/(decrease) from capital stock transactions	(318,653)	(31,454)	496,457	28,326	(1,394,169)	2,708,573

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS	KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations					Dividends and Distributions										Prior To Reimburement
				Net											Ratio of Net			Ratio of Net
	Net asset	Net		realized	Net		Dividends	Distributions		Net asset				Ratio of	investment		Ratio of	investment
	value,	investment		and	payment	Total from	from net	from net	Tax	value,			Net assets,	Net Expense	income		Net Expenses	income		Portfolio
	beginning	income/		unrealized	by	investment	investment	realized	return	end of	Total		end of	to average	to Average		to Average	to average		turnover
Year/Period	of period	(loss)		gain/(loss)	affiliates	operations	income	gains	of capital	period	return (2)		period, (,000)	Net Assets (3)	Net Assets		Net Assets (3)	Net Assets		rate

Keeley Small Cap Value Fund
Class A
October 1, 2010 to September 30, 2011	$21.17	$(0.06	)(7)	$(0.82)	$—	$(0.88)	$—	$—	$—	$20.29	(4.16)%		$2,048,832	1.35%	(0.26)%		1.35%	(0.26)%		18.98%
October 1, 2009 to September 30, 2010	$19.12	$(0.05)		$2.14	$—	$2.09	$(0.04)	$—	$—	$21.17	10.92%		3,321,356	1.36%	(0.20)%		1.36%	(0.20)%		8.65%
October 1, 2008 to September 30, 2009	$24.13	$0.04		$(5.05)	$—	$(5.01)	$—	$—	$—	$19.12	(20.73)%		4,350,731	1.39%	0.21%		1.40%	0.21%		22.03%
October 1, 2007 to September 30, 2008	$28.95	$(0.08)		$(4.08)	$0.01	$(4.15)	$—	$(0.67)	$— (4)	$24.13	(14.64	)%(8)	6,225,831	1.33%	(0.35)%		1.33%	(0.35)%		17.27%
October 1, 2006 to September 30, 2007	$23.29	$(0.13)		$5.79	$—	$5.66	$—	$— (4)	$—	$28.95	24.30%		5,591,785	1.33%	(0.58)%		1.33%	(0.58)%		29.60%
Class I
October 1, 2010 to September 30, 2011	$21.28	$—	(4)(7)	$(0.84)	$—	$(0.84)	$—	$—	$—	$20.44	(3.95)%		711,751	1.10%	(0.01)%		1.10%	(0.01)%		18.98%
October 1, 2009 to September 30, 2010	$19.20	$0.01		$2.15	$—	$2.16	$(0.08)	$—	$—	$21.28	11.29%		524,550	1.11%	0.05%		1.11%	0.05%		8.65%
October 1, 2008 to September 30, 2009	$24.18	$0.02		$(5.00)	$—	$(4.98)	$—	$—	$—	$19.20	(20.56)%		386,630	1.14%	0.44%		1.14%	0.43%		22.03%
December 31, 2007 (1) to September 30, 2008	$27.28	$0.02		$(3.13)	$0.01	$(3.10)	$—	$—	$—	$24.18	(11.40	)%(5)(8)	244,147	1.12% (6)	0.21	%(6)	1.12% (6)	0.21	%(6)	17.27%

Keeley Small Cap Dividend Value Fund
Class A
October 1, 2010 to September 30, 2011	$11.57	$0.18	(7)	$0.15	$—	$0.33	$(0.18)	$(0.36)	$—	$11.36	2.38%		14,114	1.39%	1.29%		1.66%	1.02%		57.78%
December 1, 2009 (1) to September 30, 2010	$10.00	$0.11		$1.57	$—	$1.68	$(0.11)	$—	$—	$11.57	16.89	%(5)	3,918	1.40% (6)	1.48	%(6)	2.28% (6)	0.60	%(6)	59.48%
Class I
October 1, 2010 to September 30, 2011	$11.57	$0.21	(7)	$0.16	$—	$0.37	$(0.21)	$(0.36)	$—	$11.37	2.69%		16,789	1.14%	1.54%		1.41%	1.27%		57.78%
December 1, 2009 (1) to September 30, 2010	$10.00	$0.14		$1.56	$—	$1.70	$(0.13)	$—	$—	$11.57	17.08	%(5)	13,728	1.15% (6)	1.60	%(6)	2.03% (6)	0.72	%(6)	59.48%

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(8)	Total return increased by approximately 0.03% due to a voluntary reimbursement by the Adviser relating to the purchase of certain securities issued by companies engaged in securities-related businesses.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)	KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)

						Dividends and
		Income/(loss) from investment operations				Distributions								Prior To Reimburement
				Net								Ratio of Net			Ratio of Net
	Net asset	Net		realized		Dividends	Net asset				Ratio of	investment		Ratio of	investment
	value,	investment		and	Total from	from net	value,			Net assets,	Net Expense	income		Net Expenses	income		Portfolio
	beginning	income/		unrealized	investment	investment	end of	Total		end of	to average	to Average		to Average	to average		turnover
Year/Period	of period	(loss)		gain/(loss)	operations	income	period	return (2)		period, (,000)	Net Assets (3)	Net Assets		Net Assets (3)	Net Assets		rate

Keeley Small-Mid Cap Value Fund
Class A
October 1, 2010 to September 30, 2011	$8.91	$(0.05	)(7)	$(0.32)	$(0.37)	$—	$8.54	(4.15)%		$46,334	1.40%	(0.43)%		1.47%	(0.50)%		78.42%
October 1, 2009 to September 30, 2010	$8.26	$(0.01)		$0.66	$0.65	$—	$8.91	7.87%		51,871	1.39%	(0.21)%		1.55%	(0.37)%		46.07%
October 1, 2008 to September 30, 2009	$8.96	$—	(4)	$(0.70)	$(0.70)	$—	$8.26	(7.81)%		24,845	1.40%	0.04%		1.78%	(0.34)%		44.80%
October 1, 2007 to September 30, 2008	$10.94	$—	(4)	$(1.97)	$(1.97)	$(0.01)	$8.96	(18.07)%		14,096	1.40%	(0.28)%		1.97%	(0.85)%		10.57%
August 15, 2007 (1) to September 30, 2007	$10.00	$(0.01)		$0.95	$0.94	$—	$10.94	9.40	%(5)	3,685	1.39% (6)	(0.49	)%(6)	11.79% (6)	(10.88	)%(6)	0.91% (5)
Class I
October 1, 2010 to September 30, 2011	$8.96	$(0.02	)(7)	$(0.32)	$(0.34)	$—	$8.62	(3.79)%		72,573	1.15%	(0.18)%		1.22%	(0.25)%		78.42%
October 1, 2009 to September 30, 2010	$8.30	$—	(4)	$0.67	$0.67	$(0.01)	$8.96	8.09%		32,310	1.14%	0.04%		1.30%	(0.12)%		46.07%
October 1, 2008 to September 30, 2009	$8.98	$—	(4)	$(0.68)	$(0.68)	$—	$8.30	(7.57)%		18,535	1.15%	0.24%		1.52%	(0.14)%		44.80%
October 1, 2007 to September 30, 2008	$10.95	$0.02		$(1.97)	$(1.95)	$(0.02)	$8.98	(17.84)%		3,767	1.15%	0.05%		1.75%	(0.56)%		10.57%
August 15, 2007 (1) to September 30, 2007	$10.00	$—	(4)	$0.95	$0.95	$—	$10.95	9.50	%(5)	1,095	1.14% (6)	(0.18	)%(6)	10.97% (6)	(10.01	)%(6)	0.91% (5)
Keeley Mid Cap Value Fund
Class A
October 1, 2010 to September 30, 2011	$8.78	$(0.02	)(7)	$(0.23)	$(0.25)	$—	$8.53	(2.85)%		$37,427	1.40%	(0.21)%		1.51%	(0.32)%		25.60%
October 1, 2009 to September 30, 2010	$8.12	$(0.03)		$0.70	$0.67	$(0.01)	$8.78	8.27%		47,868	1.40%	(0.34)%		1.55%	(0.49)%		37.90%
October 1, 2008 to September 30, 2009	$10.42	$0.01		$(2.31)	$(2.30)	$—	$8.12	(22.07)%		62,608	1.40%	0.17%		1.59%	(0.02)%		85.30%
October 1, 2007 to September 30, 2008	$14.14	$(0.02)		$(3.70)	$(3.72)	$—	$10.42	(26.31)%		108,954	1.40%	(0.18)%		1.46%	(0.24)%		28.96%
October 1, 2006 to September 30, 2007	$10.60	$(0.05)		$3.59	$3.54	$—	$14.14	33.40%		108,572	1.46%	(0.48)%		1.47%	(0.49)%		57.71%
Class I
October 1, 2010 to September 30, 2011	$8.83	$—	(4)(7)	$(0.24)	$(0.24)	$—	$8.59	(2.72)%		11,523	1.15%	0.04%		1.26%	(0.07)%		25.60%
October 1, 2009 to September 30, 2010	$8.16	$(0.01)		$0.71	$0.70	$(0.03)	$8.83	8.63%		14,650	1.15%	(0.08)%		1.30%	(0.23)%		37.90%
October 1, 2008 to September 30, 2009	$10.45	$0.01		$(2.30)	$(2.29)	$—	$8.16	(21.91)%		13,804	1.15%	0.41%		1.31%	0.24%		85.30%
December 31, 2007 (1) to September 30, 2008	$14.20	$—	(4)	$(3.75)	$(3.75)	$—	$10.45	(26.41	)%(5)	6,252	1.14% (6)	(0.06	)%(6)	1.23% (6)	(0.14	)%(6)	28.96%

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS	KEELEY Funds, Inc. FINANCIAL HIGHLIGHTS (Continued)

		Income/(loss) from investment operations				Dividends and Distributions										Prior To Reimburement
				Net										Ratio of Net			Ratio of Net
	Net asset	Net		realized		Dividends	Distributions		Net asset				Ratio of	investment		Ratio of	investment
	value,	investment		and	Total from	from net	from net	Tax	value,			Net assets,	Net Expense	income		Net Expenses	income		Portfolio
	beginning	income/		unrealized	investment	investment	realized	return	end of	Total		end of	to average	to Average		to Average	to average		turnover
Year/Period	of period	(loss)		gain/(loss)	operations	income	gains	of capital	period	return (2)		period, (,000)	Net Assets (3)	Net Assets		Net Assets (3)	Net Assets		rate

Keeley All Cap Value Fund
Class A
October 1, 2010 to September 30, 2011	$9.77	$(0.01	)(7)	$(0.15)	$(0.16)	$—	$—	$—	$9.61	(1.64)%		$43,931	1.39%	(0.13)%		1.47%	(0.21)%		39.65%
October 1, 2009 to September 30, 2010	$8.98	$(0.03)		$0.82	$0.79	$— (4)	$—	$—	$9.77	8.80%		52,198	1.40%	(0.24)%		1.53%	(0.37)%		34.47%
October 1, 2008 to September 30, 2009	$10.27	$—	(4)	$(1.29)	$(1.29)	$—	$—	$—	$8.98	(12.56)%		62,388	1.40%	(0.01)%		1.60%	(0.21)%		44.68%
October 1, 2007 to September 30, 2008	$13.20	$(0.01)		$(2.92)	$(2.93)	$—	$—	$—	$10.27	(22.20)%		85,733	1.39%	(0.12)%		1.46%	(0.18)%		27.71%
October 1, 2006 to September 30, 2007	$9.93	$(0.04)		$3.31	$3.27	$—	$—	$— (4)	$13.20	32.97%		76,997	1.49%	(0.58)%		1.61%	(0.70)%		45.71%
Class I
October 1, 2010 to September 30, 2011	$9.82	$0.02	(7)	$(0.17)	$(0.15)	$—	$—	$—	$9.67	(1.53)%		26,023	1.14%	0.12%		1.22%	0.04%		39.65%
October 1, 2009 to September 30, 2010	$9.02	$—	(4)	$0.82	$0.82	$(0.02)	$—	$—	$9.82	9.10%		21,539	1.15%	0.02%		1.28%	(0.12)%		34.47%
October 1, 2008 to September 30, 2009	$10.29	$0.01		$(1.28)	$(1.27)	$—	$—	$—	$9.02	(12.34)%		19,535	1.15%	0.26%		1.35%	0.05%		44.68%
December 31, 2007 (1) to September 30, 2008	$13.33	$0.01		$(3.05)	$(3.04)	$—	$—	$—	$10.29	(22.81	)%(5)	17,501	1.15% (6)	0.06	%(6)	1.22% (6)	0.01	%(6)	27.71%

Keeley Alternative Value Fund
Class A
October 1, 2010 to September 30, 2011	$9.03	$(0.13	)(7)	$0.29	$0.16	$—	$(0.10)	$—	$9.09	1.68%		8,924	2.21%	(1.30)%		2.59%	(1.68)%		77.59%
April 1, 2010 (1) to September 30, 2010	$10.00	$(0.02)		$(0.95)	$(0.97)	$—	$—	$—	$9.03	(9.70	)%(5)	2,270	1.91% (6)	(0.97	)%(6)	2.52% (6)	(1.58	)%(6)	91.52%
Class I
October 1, 2010 to September 30, 2011	$9.05	$(0.10	)(7)	$0.28	$0.18	$—	$(0.10)	$—	$9.13	1.90%		12,006	1.96%	(1.05)%		2.34%	(1.43)%		77.59%
April 1, 2010 (1) to September 30, 2010	$10.00	$(0.04)		$(0.91)	$(0.95)	$—	$—	$—	$9.05	(9.50	)%(5)	24,522	1.66% (6)	(0.83	)%(6)	2.22% (6)	(1.39	)%(6)	91.52%

(1)	Commencement of operations.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3).
(4)	Amount calculated is less than $0.005 per share.
(5)	Not Annualized.
(6)	Annualized.
(7)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

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KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2011

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Company”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Company consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Company. KSDVF, KSMVF, KMCVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Shorts are priced at ask in the absence of a closing price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Debt

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”) at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Magnum Hunter Resources Corp. Warrant, held by KSCVF, KSMVF and KALVF, was fair-valued at September 30, 2011.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-06 Improving Disclosures about Fair Value Measurements in U.S. GAAP and IFRSs that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual disclosures are effective for fiscal years beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on the Funds’ financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends ASC 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1) the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2) for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact ASU No. 2011-04 will have on the Funds’ financial statement disclosures.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

• Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

• Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

• Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

There were no significant transfers between Levels 1 and 2 during the period. Transfers between levels are recognized at the end of the reporting period.

KSCVF	Level 1	Level 2	Level 3	Total
Equity*	$2,737,605,853	$—	$—	$2,737,605,853
Short Term Investments	39,500,653	81,074,000	—	120,574,653
Warrants	—	112,500	—	112,500

Total Investments in Securities	$2,777,106,506	$81,186,500	$—	$2,858,293,006

KSDVF	Level 1	Level 2	Level 3	Total
Equity*	$30,312,216	$—	$—	$30,312,216
Short Term Investments	513,639	—	—	513,639

Total Investments in Securities	$30,825,855	$—	$—	$30,825,855

KSMVF	Level 1	Level 2	Level 3	Total
Equity*	$114,810,627	$—	$—	$114,810,627
Short Term Investments	3,975,576	—	—	3,975,576
Warrants	—	13,500	—	13,500

Total Investments in Securities	$118,786,203	$13,500	$—	$118,799,703

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

KMCVF	Level 1	Level 2	Level 3	Total
Equity*	$48,991,025	$—	$—	$48,991,025
Short-Term Investments	18,845	—	—	18,845

Total Investments in Securities	$49,009,870	$—	$—	$49,009,870

KACVF	Level 1	Level 2	Level 3	Total
Equity*	$69,970,345	$—	$—	$69,970,345
Short-Term Investments	308,432	—	—	308,432

Total Investments in Securities	$70,278,777	$—	$—	$70,278,777

KALVF	Level 1	Level 2	Level 3	Total
Equity*	$17,897,706	$—	$—	$17,897,706
Short-Term Investments	1,090	—	—	1,090
Warrants	—	2,400	—	2,400
Purchased Options	2,331,300	—	—	2,331,300

Total Investments in Securities	$17,898,796	$2,400	$—	$20,232,496

Other Financial Instruments
Written Options	$892,050	$—	$—	$892,050
Purchased Futures	(105,565)	—	—	(105,565)
Written Futures	(9,775)	—	—	(9,775)

Total Investments in Other Financial Instruments	$776,710	$—	$—	$776,710

*	See the Schedule of Investments for the investments detailed by industry classification.

Derivatives:

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

KALVF may invest in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. This is represented as Deposit for brokers on the Statement of Assets and Liabilities. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (variation margin) and are recorded as unrealized gains or losses until the contracts are closed. Variation Margin on futures contracts is classified on the Statement of Assets and Liabilities. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not enter into any futures contracts during the period ended September 30, 2011. KALVF had an average monthly notional amount long of $531,021 and sold short of $1,285,822 during the period ended September 30, 2011. As a result of these futures contract investments, KALVF recognized net realized losses of $391,445 during the period ended September 30, 2011, and recognized a change in the net unrealized depreciation of $115,340 on these futures contract investments at September 30, 2011. These amounts are included in KALVF’s Statement of Operations. The counterparty for these futures contracts was Citigroup Global Markets, Inc. See the Schedule of Investments for KALVF’s open futures contracts as of September 30, 2011.

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not enter into any purchased or written options during the period ended September 30, 2011. KALVF had an average monthly market value of $393,263 for purchased options and an average monthly market value of $336,659 for written options during the period ended September 30, 2011. As a result of these purchased and written options investments, KALVF recognized a net realized loss of $153,929 for purchased options and a net realized gain of $564,556 for written options and recognized a change in net unrealized appreciation of $932,115 for purchased options and $912,369 for written options during the period ended September 30, 2011. These amounts are included in KALVF’s Statement of Operations. The counterparty for these purchased and written options was Morgan Stanley. See the Schedule of Investments for KALVF’s option contract positions at September 30, 2011. The fair value of KALVF’s purchased and written options as of September 30, 2011 were $2,331,300 and $892,050 and are located on the Statement of Assets and Liabilities as Investments and options written, respectively.

The premium amount and number of option contracts written during the period ended September 30, 2011 in KALVF were as follows:

	Amount of	Number of
	Premiums	Contracts

Outstanding at 9/30/10	$—	—
Options Written	5,902,442	1,485
Options Expired	435,692	159
Options Exercised	—	—
Options Closed	(8,142,553)	(1,929)

Outstanding at 9/30/11	$(1,804,419)	(285)

Warrants — The Funds may invest in warrants or rights (other then those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

Short Positions:

The Funds may hold short positions to the extent permitted by their respective investment polices and objectives. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. This is typically done for economic hedging purposes to protect a Fund against companies whose stock price is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statement of Operations. As collateral for their short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the Securities Sold Short. A Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KSCVF, KSDVF, KSMVF, KMCVF and KACVF did not hold any short positions during the period ended September 30, 2011. KALVF held short positions during the period ended September 30, 2011. As a result of these short positions, KALVF recognized net realized losses of $586,365 during the period ended September 30, 2011. These amounts are included in KALVF’s Statement of Operations. KALVF did not have any short positions as of September 30, 2011.

b) Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2011, or for any other tax years which are open for exam. As of September 30, 2011, open tax years include the tax years ended September 30, 2008 through 2011. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any interest or penalties. As of September 30, 2011 no examinations were in progress.

c) Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF. Distributions of net realized gains, if any, will be declared and paid annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

	Undistributed Net	Accumulated
	Investment	Net Realized	Paid-In
Fund	Income/(Loss)	Gain/(Loss)	Capital

KSCVF	$8,207,903	$113,878	$(8,321,781)
KSDVF	16,561	(16,561)	—
KSMVF	365,732	6,413	(372,145)
KMCVF	96,688	—	(96,688)
KACVF	35,703	7,388	(43,091)
KALVF	309,154	1,029	(310,183)

d) Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e) Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

f) Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risk such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of September 30, 2011, KSCVF had a market value of securities loaned of $79,471,032 and received cash collateral for the loans of $87,708,257.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Company entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion, 0.90% of the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund’s average daily net assets; KSDVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets; KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets; and KSMVF, KMCVF, and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to each Fund until January 31, 2012 (the “Expense Cap Agreement”), such that total expenses, exclusive of interest, tax, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the year ended September 30, 2011. The below table indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on
Fund	9/30/12	9/30/13	9/30/14

KSDVF	N/A	$102,542	$77,712
KSMVF	$86,870	107,536	91,692
KMCVF	126,939	104,747	72,532
KACVF	133,475	105,771	71,233
KALVF	N/A	74,653	106,995

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the period from October 1, 2010 to September 30, 2011, KSCVF – Class A expensed $7,844,840 in distribution fees, of which $320,626 was paid to the Distributor; KSDVF – Class A expensed $29,020 in distribution fees, of which $12,660 was paid to the Distributor; KSMVF – Class A expensed $149,521 in distribution fees, of which $20,420 was paid to the Distributor; KMCVF – Class A expensed $122,379 in distribution fees, of which $47,615 was paid to the Distributor; KACVF – Class A expensed $140,915 in distribution fees, of which $52,386 was paid to the Distributor; and KALVF – Class A expensed $21,622 in distribution fees, of which $10,899 was paid to the Distributor.

The Company has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Company has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Company will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the period from October 1, 2010 to September 30, 2011, the Distributor received $1,912,200, $14,466, $61,519, $31,527, $41,962, and $14,177 from KSCVF, KSDVF, KSMVF, KMCVF, KACVF, and KALVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2010 to September 30, 2011, were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$725,147,705	$1,863,537,169
KSDVF	30,958,543	16,329,431
KSMVF	141,823,225	96,164,059
KMCVF	16,129,729	30,162,086
KACVF	33,100,044	35,893,160
KALVF	21,370,829	28,334,412

The Funds did not make any transactions on U.S. Government Securities for the period from October 1, 2010 to September 30, 2011.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

For the period from October 1, 2010 to September 30, 2011, KSCVF, KSDVF, KSMVF, KMCVF, KACVF, and KALVF paid $3,807,377, $68,374, $391,823, $62,604, $106,480 and $93,461, respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Tax Cost of Investments	$2,856,281,193	$31,964,481	$122,290,578	$43,421,033	$62,014,166	$18,439,746

Gross Unrealized Appreciation	$536,817,684	$2,927,417	$15,037,712	$9,735,586	$14,366,022	$4,906,805
Gross Unrealized Depreciation	(534,805,871)	(4,066,043)	(18,528,587)	(4,146,749)	(6,101,411)	(3,114,055)

Net Unrealized Appreciation/ (Depreciation) on investments	$2,011,813	$(1,138,626)	$(3,490,875)	$5,588,837	$8,264,611	$1,792,750

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF.

At September 30, 2011, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had net Post-October realized capital losses of $0, $0, $0, $0, $0 and $0 respectively, from transactions between November 1, 2010 and September 30, 2011.

At September 30, 2011, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2015	2016	2017	2018	2019
KSCVF	—	—	—	$1,161,428,520	—
KSDVF	—	—	—	—	—
KSMVF	—	$2,541	$1,092,256	$5,225,161	$495,410
KMCVF	—	—	$15,431,976	$35,976,157	—
KACVF	—	$670,156	$10,651,008	$27,302,688	—
KALVF	—	—	—	—	—

To the extent that KSCVF, KSDVF, KSMVF, KMCVF, KACVF or KALVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

The tax character of distributions paid during the fiscal year ended September 30, 2011 and 2010 were as follows:

			Long-term
	Ordinary Income		Capital Gains
Fund	2011	2010	2011	2010
KSCVF	—	$9,649,341	—	—
KSDVF	$1,050,412	$172,844	$54,732	—
KSMVF	—	$25,679	—	—
KMCVF	—	$129,932	—	—
KACVF	—	$46,411	—	—
KALVF	—	—	$245,953	—

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(1,161,537,932)	$(665)	$(6,818,383)	$(51,410,108)	$(38,626,315)	$(984,224)
Undistributed Ordinary Income	—	108,024	—	—	—	—
Undistributed Long-Term Gain	—	804,469	—	—	—	3,728,217
Unrealized Appreciation/ (Depreciation) on investments	$2,011,813	$(1,138,626)	$(3,490,875)	$5,588,837	$8,264,611	$1,792,750

Total Accumulated Gain/(Loss)	$(1,159,526,119)	$(226,798)	$(10,309,258)	$(45,821,271)	$(30,361,704)	$4,536,743

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2010 to September 30, 2011, the Distributor received $174,135, $19,977, $9,294, $3,159, $4,579 and $5,060 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to unsecured line of credit agreements with U.S. Bank, N.A., expiring March 1, 2012. Under separate agreements, KSCVF may borrow up to the lesser of (a) $410 million or (b) 10% of the net assets of KSCVF, KSDVF, may borrow up to the lesser of (a) $1.2 million or (b) 10% of the net assets of KSDVF, KSMVF may borrow up to the lesser of (a) $5 million or (b) 10% of the net assets of KSMVF, KMCVF may borrow up to the lesser of (a) $6.5 million or (b) 10% of the net assets of KMCVF, KACVF may borrow up to the lesser of (a) $7 million or (b) 10% of the net assets of KACVF and KALVF

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

may borrow up to the lesser of (a) $2 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period ended September 30, 2011, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had average daily borrowings of $11,319,107, $6,896, $185,707, $156,299, $62,279 and $336,063, respectively, with an average borrowing rate of 3.25%. For the period ended September 30, 2011, KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF had maximum daily borrowings of $45,474,000, $950,000, $4,376,000, $4,238,000, $578,000 and $2,000,000.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2010 through September 30, 2011. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

	Share			Share		Value	Realized
Issuer	Balance At			Balance At	Dividend	At September	Gains/
Name	October 1, 2010	Additions	Reductions	September 30, 2011	Income	30, 2011	(Loss)
Ampco-Pittsburgh Corp.	985,000	—	(70,500)	914,500	$680,634	$18,701,525	$(1,515,656)
AZZ, Inc. (1)	835,500	—	(259,500)	576,000	716,625	22,331,520	1,721,266
Brush Engineered Materials, Inc. (1)(2)	1,177,500	—	(362,500)	815,000	—	18,484,200	626,474
CIRCOR International, Inc. (1)	1,044,000	—	(348,708)	695,292	123,344	20,420,726	62,503
Colfax Corp. (1)	2,435,000	—	(881,709)	1,553,291	—	31,469,676	(2,495,464)
Denny’s Corp.	6,025,000	45,000	—	6,070,000	—	20,213,100	—
DineEquity, Inc. (1)	896,000	8,000	(340,000)	564,000	—	21,708,360	(465,291)
EnPro Industries, Inc. (1)	1,072,500	—	(419,500)	653,000	—	19,381,040	1,402,171
Gamco Investors, Inc.	368,000	—	—	368,000	1,523,520	14,495,520	—
The Greenbrier Companies, Inc.	1,995,000	5,000	(515,000)	1,485,000	—	17,300,250	(5,734,234)
Haynes International, Inc. (1)	740,000	—	(252,000)	488,000	511,900	21,203,600	(8,063,590)
Home Federal Bancorp, Inc.	1,091,500	—	—	1,091,500	240,130	8,535,530	—
Koppers Holdings, Inc. (1)	1,355,000	—	(459,000)	896,000	998,910	22,946,560	3,121,029
L.B. Foster Co.	1,031,500	—	(104,500)	927,000	70,450	20,607,210	1,455,612
Layne Christensen Co.	1,342,500	—	(337,500)	1,005,000	—	23,215,500	(2,931,903)
Maidenform Brands, Inc. (1)	1,182,500	—	(270,000)	912,500	—	21,361,625	1,885,955
Marcus Corp.	2,195,000	6,000	(188,883)	2,012,117	728,970	20,020,564	(2,675,339)
Midas, Inc.	1,547,500	—	(821,000)	726,500	—	5,957,300	(12,228,006)
Natural Gas Services Group, Inc.	1,470,000	—	(161,000)	1,309,000	—	16,794,470	(903,374)
Neenah Paper, Inc. (1)	1,018,395	—	(1,003,395)	15,000	283,514	212,700	(12,499,396)
RBC Bearings, Inc. (1)	1,192,500	—	(414,500)	778,000	—	26,444,220	1,150,955
Sun Hydraulics, Inc. (1)(3)	947,500	368,250	(261,750)	1,054,000	928,253	21,480,520	1,552,460
Tennant Co. (1)	1,185,000	—	(415,000)	770,000	638,111	27,234,900	(2,525,373)
Titan International, Inc. (1)	2,120,000	—	(639,000)	1,481,000	35,823	22,215,000	(3,182,452)
Universal Stainless & Alloy Products, Inc.	732,500	—	(63,000)	669,500	—	17,018,690	(853,767)
Westfield Financial, Inc.	1,795,000	—	(6,800)	1,788,200	967,650	11,784,238	(20,697)
Zep, Inc.	1,237,000	154,805	—	1,391,805	208,824	20,904,911	—

					$8,656,658	$512,443,455	$(43,116,117)

(1)	Issuer was not an affiliate as of September 30, 2011.

(2)	Brush Engineered Materials, Inc. changed its name to Materion Corp. on March 8, 2011.

(3)	On June 9, 2011, Sun Hydraulics, Inc, declared a three-for-two stock split. KSCVF received 368,250 shares from the stock split.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2011

10.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2011, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF		KACVF		KALVF
	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I

Shares	247,255	1,094,439	493,406	985,580	1,206,628	1,130,952	1,170,868	1,120,959	309,674	528,143

Percent of total outstanding shares	19.90%	74.09%	9.09%	11.70%	27.50%	84.34%	25.60%	41.67%	31.53%	40.18%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available under the Company as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

On October 1, 2011, the Keeley Mid Cap Dividend Value Fund became effective as a new series of the Funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Funds, Inc. (constituting KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY All Cap Value Fund, and KEELEY Alternative Value Fund, hereafter referred to as the “Funds”) at September 30, 2011, the results of their operations for the periods presented, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
November 17, 2011

KEELEY Funds Directors and Officers

Independent Directors*
				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office (1) and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s)	Within the	the Fund
Name, Age and Address	each Fund	Time Served	During the Past Five Years	Fund Complex	Complex

Jerome J. Klingenberger (2) Age: 56	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (human interface solutions)	6	None

Walter D. Fitzgerald Age: 70	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	6	None

John G. Kyle (2) Age: 70	Director	Director since 1993	President of North Shore Shells Inc.; owner and operator of Shell Oil Services Stations and Gasoline Distributor	6	None

John F. Lesch (2) Age: 71	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	6	None

Sean Lowry (2) Age: 57	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	6	None

Elwood P. Walmsley (2) Age: 70	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company, since 2002, Director of Sales for H.B. Taylor Company (food ingredient products, 2002-2009); Director of Sales and Marketing for Northwestern Extract co. (food ingredient products) since 2009	6	None

KEELEY Funds Directors and Officers (Continued)

Interested Director and Officer*
				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office (1) and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s)	Within the	the Fund
Name, Age and Address	each Fund	Time Served	During the Past Five Years	Fund Complex	Complex

John L. Keeley, Jr. (2)(3)(4) Age: 71	Director and President	Director and President since 1993	Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.), Director and President of Keeley Asset Management Corp., Director, President and Treasurer of Keeley Investment Corp.	6	Director of Marquette National Corp., Member and Manager of Broadmark Asset Management LLC, Director of FNBC of LaGrange, Inc., Regional Director of American Ireland Fund

Officers*
Term of
	Position(s)	Office (1) and
	Held with	Length of	Principal Occupation(s)
Name, Age and Address	each Fund	Time Served	During the Past Five Years

Guy F. Talarico Age: 56	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Executive Officer of ALARIC Compliance Services, LLC since 2005; Co-Chief Executive Officer of EOS Compliance Services, LLC from 2004 to 2005; Senior Director of Investors Bank & Trust Institutional Custody Division from 2001 to 2004

John L. Keeley, III (2)(4) Age: 50	Vice President	Vice President since 2005	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.

Kevin M. Keeley (2)(4) Age: 44	Vice President	Vice President since 2010	Executive Vice President of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Executive Vice President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.) Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.

Mark T. Keeley (2)(4) Age: 48	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.

KEELEY Funds Directors and Officers (Continued)

Officers*
Term of
	Position(s)	Office (1) and
	Held with	Length of	Principal Occupation(s)
Name, Age and Address	each Fund	Time Served	During the Past Five Years

Mark Zahorik (2) Age: 49	Vice President	Vice President since 1997	Senior Vice President of Keeley Asset Management Corp., General Partner of KAMCO Thrift Partners, L.P., Vice President of Keeley Investment Corp.

Robert Becker (2) Age: 69	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

Robert M. Kurinsky (2) Age: 38	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008	Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Assistant Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006

*	The business address of the Directors and Officers listed above is the address of the Company: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Company’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.
(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III, Mark T. Keeley and Kevin M. Keeley are John L. Keeley, Jr.’s sons.

The Company’s Statement of Additional Information (“SAI”) includes additional information about the Company’s Directors. The SAI is available, without charge, upon request by calling toll-free 1-888-933-5391.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Keeley Mid Cap Dividend Value Fund

At a meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Company”) held on May 5, 2011, the Directors, including all of the Directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”) voting separately thereof, unanimously approved a new investment advisory agreement (the “Agreement”) between the Company and Keeley Asset Management Corp. (the “Adviser”) with respect to the newly established Keeley Mid Cap Dividend Value Fund (the “Fund”), a series of the Company.

The Board’s Independent Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to approve the Agreement, including, among other things, the nature, quality and extent of the services that the Adviser proposed to provide, the projected profitability (including any fall-out benefits) from the Adviser’s relationships with the Fund, economies of scale, the role played by the Independent Directors and information on comparative fees and expenses.

The Independent Directors discussed these materials among themselves and with their independent legal counsel. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreement are discussed separately below.

Nature, Quality and Extent of Services Provided. The Board noted the overall services that the Adviser currently provides to other funds in the Company, and that it proposes to provide to the Fund, including the Adviser’s personnel, performance, compliance with laws, availability of the Adviser’s personnel to provide information, and the other services that the Adviser would provide to the Fund. The Board concluded that, in light of the services that the Adviser provides to the other funds in the Company, the nature, quality and extent of the services that the Adviser proposes to provide to the Fund would be acceptable.

Fees and Performance. The Board considered the proposed fee structure for the Fund. The Board considered that the Adviser was proposing to enter into an expense cap and reimbursement agreement for the Fund to bring total expenses for the Fund in line with the total expenses for the other funds in the Company. The Board did not take into account the Adviser’s projected profitability because the Fund had not yet commenced operations. The Board also did not examine the Fund’s performance because the Fund had not yet commenced operations. The Board concluded that the proposed fees were acceptable in light of the services proposed to be provided.

Fall-Out Benefits. The Board discussed possible fall-out benefits that the Adviser and its affiliate could receive for serving the Fund, including the fees that the Adviser’s affiliate would receive for executing transactions for the Fund. The Board decided that the anticipated fall-out benefits were acceptable.

Economies of Scale. The Board discussed the Adviser’s proposed expense cap and expense reimbursements, including whether fee breakpoints are advisable for the Fund. Based upon this discussion, the Board concluded that the expected asset size of the Fund for its first year did not warrant a discussion on fee breakpoints at the current time.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2011 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2010 and June 30, 2011 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Tax Notice

The percentages of dividend income distributed for the year ended September 30, 2011, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 0%, 72.71%, 0%, 0%, 0% and 0% for KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF, respectively. Of the dividends, 0%, 74%, 0%, 0%, 0% and 0% paid by KSCVF, KSDVF, KSMVF, KMCVF, KACVF and KALVF, respectively, qualify for the corporate dividends received deduction.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.
Chicago, Illinois

Distributor

Keeley Investment Corp.

KEELEY INVESTMENT CORP.
Chicago, Illinois

Custodian
U.S. BANK, N.A.
Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin

Counsel
K&L Gates LLP
Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
Incorporated by reference to the registrant’s Form N-CSR filed December 8, 2008.
Item 3. Audit Committee Financial Expert.
Registrant’s board of directors has determined that Jerome Klingenberger, member and chairman of the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of registrant), has all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.
Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010

Audit Fees	$144,600	$133,600
Audit-Related Fees	None	None
Tax Fees	$29,400	$28,800
All Other Fees	None	None

(a)	“Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(b)	“Audit-related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c)	“Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)	None

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)	There were no fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2011 and 2010 that were not pre-approved by the Board of Directors.

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)	The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010

Registrant	None	None
Registrant’s Investment Adviser	None	None

(h)	The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, (but not including any sub-adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.
(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed December 8, 2008.
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title	/s/ John L. Keeley Jr.

John L. Keeley Jr., President

Date 12/1/2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.

John L. Keeley Jr., President

Date 12/1/2011

By (Signature and Title)*	/s/ Robert Kurinsky

Robert Kurinsky, Treasurer

Date 12/1/2011

* Print the name and title of each signing officer under his or her signature.

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